UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2
(This Form
N-CSR
relates solely to the Registrant’s PGIM Jennison
Small-Cap
Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund and PGIM Quant Solutions
Mid-Cap
Index Fund (Formerly, PGIM Quant Solutions Mid-Cap Core Fund))

Address of principal executive offices:	655 Broad Street, 6 th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6 th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	07/31/2024

Date of reporting period:	07/31/2024

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM Jennison Small-Cap Core Equity Fund
Class R6:
PQJCX
ANNUAL SHAREHOLDER REPORT – July 31, 2024
This annual shareholder report contains important information about the Class R6 shares of PGIM Jennison Small-Cap Core Equity Fund (the
“Fund”) for the period of August 1, 2023 to July 31, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Small-Cap Core Equity Fund—Class R6	$106	1.00%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, equities generally posted solid results driven by enthusiasm regarding generative artificial intelligence, the end to
US Federal Reserve interest rate hikes, and continued growth in the US economy. Small-cap stocks, as represented by the Russell 2000 Index, performed well in aggregate but trailed the broader market, as represented by the S&P 500 Index.
■
Holdings in the consumer sector, especially hotels, restaurants, and leisure & personal care products, were strong contributors to the Fund’s performance relative to the Index during the reporting period. The energy and industrials sectors were other areas of strength that contributed to the Fund’s performance.
■
Stock selection within the healthcare sector was the primary detractor from the Fund’s performance during the reporting period due to equipment & supplies and biotechnology positions. In the materials sector, metals and mining holdings drove underperformance relative to the Index.
MF242E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call
(800) 225-1852
for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividend and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2024
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	12.91%	11.18%	10.66% (11/15/2016)
Russell 2000 Index	14.25%	8.91%	8.66%
S&P 500 Index	22.15%	15.00%	14.76%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.
The Fund has added the S&P 500 Index as a broad-based securities market index in response to new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2024?

Fund’s net assets	$ 9,681,820
Number of fund holdings	122
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	87%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS
OF
7/31/2024?

Industry Classification	% of Net Assets
Banks	9.7%
Software	7.4%
Biotechnology	6.4%
Semiconductors & Semiconductor Equipment	5.7%
Machinery	4.4%
Commercial Services & Supplies	3.9%
Affiliated Mutual Funds	3.8%
Metals & Mining	3.5%
Financial Services	3.3%
Health Care Providers & Services	3.2%
Food Products	3.1%
Capital Markets	3.0%
Energy Equipment & Services	2.8%
Oil, Gas & Consumable Fuels	2.5%
Hotels, Restaurants & Leisure	2.3%
Professional Services	2.3%
Construction & Engineering	2.3%
Residential REITs	2.3%
Insurance	2.2%
IT Services	2.1%
Specialty Retail	2.1%
Marine Transportation	1.5%
Pharmaceuticals	1.5%
Industrial REITs	1.5%
Health Care Equipment & Supplies	1.4%
Industry Classification	% of Net Assets
Household Durables	1.3%
Building Products	1.3%
Chemicals	1.2%
Gas Utilities	1.2%
Automobile Components	1.2%
Mortgage Real Estate Investment Trusts (REITs)	1.2%
Specialized REITs	1.1%
Consumer Staples Distribution & Retail	1.1%
Electronic Equipment, Instruments & Components	1.0%
Retail REITs	0.8%
Diversified Telecommunication Services	0.8%
Textiles, Apparel & Luxury Goods	0.8%
Trading Companies & Distributors	0.6%
Health Care Technology	0.6%
Office REITs	0.5%
Hotel & Resort REITs	0.4%
Life Sciences Tools & Services	0.3%
Real Estate Management & Development	0.3%
Leisure Products	0.3%
Personal Care Products	0.3%
100.5%
Liabilities in excess of other assets	(0.5)%
100.0%

WERE THERE ANY CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since August 1, 2023:
■
The Fund's principal risk disclosure was revised to include Financials Sector Risk, Industrials Sector Risk and Information Technology Sector
Risk as principal risks of the Fund due to changes in the Fund's portfolio which may result in greater exposure to these sectors.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by September 27, 2024 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Small-Cap Core Equity Fund

SHARE CLASS	R6
NASDAQ	PQJCX
CUSIP	74440E805
MF242E

PGIM Core Conservative Bond Fund
Class R6:
PQCNX
ANNUAL SHAREHOLDER REPORT – July 31, 2024
This annual shareholder report contains important information about the Class R6 shares of PGIM Core Conservative Bond Fund (the “Fund”) for the period of August 1, 2023 to July 31, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Core Conservative Bond Fund—Class R6	$50	0.49%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Although the Federal Reserve (the Fed) has held policy rates steady for eight consecutive Federal Open Market Committee meetings, moderating economic data provided markets greater confidence that the first Fed interest rate cut would come in the second half of 2024.
Against the backdrop of a steepening US Treasury curve, credit spreads across a broad spectrum of fixed income asset classes generally tightened during the reporting period.
■
Overweights relative to the Index in the AAA-rated non-agency commercial mortgage-backed securities, US investment-grade corporate bond, and taxable municipal bond sectors, along with an underweight relative to the Index in the emerging-market investment-grade bond sector;
security selection in US investment-grade corporates; and positioning in electric utilities, midstream energy, and metals & mining contributed most to the Fund’s performance during the reporting period.
■
Security selection in the emerging-market investment-grade bond and mortgage-backed securities sectors; positioning in finance companies and consumer non-cyclicals; and yield curve positioning detracted most from the Fund’s performance during the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)
MF242E1

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividend and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2024
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	5.07%	-0.22%	0.88% (11/15/2016)
Bloomberg US Aggregate Bond Index	5.10%	0.19%	1.41%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2024?

Fund’s net assets	$ 41,536,752
Number of fund holdings	535
Total advisory fees paid for the year	$ 32,311
Portfolio turnover rate for the year	155%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2024?

Credit Quality expressed as a percentage of total investments as of 7/31/2024 (%)
AAA	72.9
AA	4.7
A	10.2
BBB	12.3
Cash/Cash Equivalents	(0.1)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

WERE THERE ANY CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since August 1, 2023:
■
Effective July 1, 2024, the Fund’s contractual expense limitation was lowered from 0.50% to 0.19% of average daily net assets for Class R6 shares. Additionally, the contractual management fee was reduced from 0.27% to 0.19% of average daily net assets and the contractual subadvisory fee was reduced from 0.12% to 0.09% of average daily net assets (sub-advisory fees are not paid directly by the Fund).
For more complete information, you should review the Fund's next prospectus, which we expect to be available by September 27, 2024 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets or by request at (800) 225-1852.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Core Conservative Bond Fund

SHARE CLASS	R6
NASDAQ	PQCNX
CUSIP	74440E888
MF242E1

PGIM TIPS Fund
Class R6:
PQTSX
ANNUAL SHAREHOLDER REPORT – July 31, 2024
This annual shareholder report contains important information about the Class R6 shares of PGIM TIPS Fund (the “Fund”) for the period of
August 1, 2023 to July 31, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM TIPS Fund—Class R6	$41	0.40%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
The US saw a marked deceleration in inflation throughout the reporting period, with the consumer price index rising just 2.9% from July 2023 to
July 2024—the smallest increase since March 2021. Against a backdrop of moderating economic conditions, expectations of Federal Reserve interest-rate cuts in the second half of 2024 led to a steepening of the US Treasury yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)
■
Security selection was the largest contributor to the Fund’s performance during the reporting period.
■
The duration of the Fund, which was tactically managed versus the Index, was a modest detractor from performance during the reporting period. These tactical allocations were meant to adjust duration in response to short-term inefficiencies or opportunities in the market. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)
MF242E3

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividend and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2024
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	4.11%	2.02%	2.16% (11/15/2016)
Bloomberg US Treasury Inflation-Protected Securities Index	4.41%	2.36%	2.59%
Bloomberg US Aggregate Bond Index	5.10%	0.19%	1.41%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.
The Fund has added the Bloomberg US Aggregate Bond Index as a broad-based securities market index in response to new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2024?

Fund’s net assets	$ 61,886,792
Number of fund holdings	33
Total advisory fees paid for the year	$ 128,034
Portfolio turnover rate for the year	66%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2024?

Credit Quality expressed as a percentage of total investments as of 7/31/2024 (%)
AAA	99.9
Cash/Cash Equivalents	0.1
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

WERE THERE ANY CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since August 1, 2023:
■
Effective October 27, 2024, the Fund’s investment objective will be changed from “seek to outperform the Bloomberg US Treasury Inflation
Protected (TIPS) Index” to “seek to provide inflation protection and income by investing primarily in inflation protected debt securities” to more closely align with the Fund’s current investment strategy. This will not result in any changes to the Fund’s current investment strategy or risk profile.
■
Effective September 27, 2024, the Fund's contractual expense limitation will be lowered from 0.40% to 0.30% of average daily net assets for
Class R6 shares.
For more complete information, you should review the Fund's next prospectus, which we expect to be available by September 27, 2024 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM TIPS Fund

SHARE CLASS	R6
NASDAQ	PQTSX
CUSIP	74440E870
MF242E3

PGIM Quant Solutions Commodity Strategies Fund
Class Z:
PQCZX
ANNUAL SHAREHOLDER REPORT – July 31, 2024
This annual shareholder report contains important information about the Class Z shares of PGIM Quant Solutions Commodity Strategies Fund
(the “Fund”) for the period of August 1, 2023 to July 31, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Commodity Strategies Fund—Class Z	$69	0.71%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, commodity prices generally declined, continuing to undercut some of the gains realized in the initial, post-COVID-19, high inflation period as prices normalized to a degree, particularly in the grains sector. Carry from roll yields decreased from the previous year but remained positive, which is high compared to historical levels. Energy commodities and industrial metals produced mixed returns, with precious metals gaining during the reporting period.
■
The Fund primarily invests in listed, exchange-traded commodities futures contracts and accordingly, such investments drive its performance.
These futures contracts are a form of derivatives based on the underlying price of a specific commodity.
■
The Fund benefited from underweight positioning relative to the Index in agricultural commodities, led by wheat, cotton and sugar. From a factor perspective, growth measures were the largest outperformers relative to the Index during the reporting period.
■
Relative positions to the Index in natural gas and coffee detracted the most from the Fund’s performance during the reporting period, with sentiment factors struggling.
MF242E3Z

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class Z shares and assumes that all recurring fees (including management fees)
were deducted and dividend and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2021 to July 31, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2024
	One Year (%)	Since Inception (%)
Class Z	-4.37%	5.00% (12/14/2021)
Bloomberg Commodity Index	-5.17%	4.23%
S&P 500 Index	22.15%	9.08%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.
The Fund has added the S&P 500 Index as a broad-based securities market index in response to new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2024?

Fund’s net assets	$ 45,221,749
Number of fund holdings	31
Total advisory fees paid for the year	$ 163,774
Portfolio turnover rate for the year	0%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2024?

Investment Allocation	% of Net Assets
U.S. Treasury Obligations	86.0%
Affiliated Mutual Fund - Short-Term Investment	13.7%
99.7%
Other assets in excess of liabilities*	0.3%
100.0%
Commodity Futures Contracts outstanding at July 31, 2024
(1),(2)

Commodity Futures Contracts: Long Positions	% of Net Assets
Gold 100 OZ	18.7%
WTI Crude	9.7%
Brent Crude	7.6%
Natural Gas	6.3%
Soybean	6.1%
Copper	5.1%
Corn	4.2%
Live Cattle	4.0%
Silver	3.8%
Gasoline RBOB	3.6%
LME PRI Aluminum	3.6%
Cotton No. 2	3.4%
Sugar No. 11	3.2%
Commodity Futures Contracts: Long Positions	% of Net Assets
Soybean Meal	3.0%
Soybean Oil	2.9%
Lean Hogs	2.8%
LME Zinc	2.8%
Low Sulphur Gas Oil	2.6%
Coffee 'C'	2.5%
LME Nickel	2.2%
NY Harbor ULSD	1.8%
Hard Red Winter Wheat	1.6%
LME Lead	0.9%
Soft Red Winter Wheat	0.5%
102.9%

Commodity Futures Contracts: Short Positions	% of Net Assets
LME Nickel	(0.5)%
LME Zinc	(1.6)%
LME PRI Aluminum	(1.6)%
(3.7)%
* Includes unsettled variation margin receivable (payable) for Commodity Futures contracts outstanding, as reported in the Fund's consolidated statutory financial statements.
(1) Represents positions held in the PGIM QMA Commodity Strategies Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands Subsidiary.
(2) Represents the current notional amount of the commodity future contracts (USD) as a percentage of net assets as of July 31, 2024.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Quant Solutions Commodity Strategies Fund

SHARE CLASS	Z
NASDAQ	PQCZX
CUSIP	74440E854
MF242E3Z

PGIM Quant Solutions Commodity Strategies Fund
Class R6:
PQCMX
ANNUAL SHAREHOLDER REPORT – July 31, 2024
This annual shareholder report contains important information about the Class R6 shares of PGIM Quant Solutions Commodity Strategies Fund
(the “Fund”) for the period of August 1, 2023 to July 31, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Commodity Strategies Fund—Class R6	$70	0.71%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, commodity prices generally declined, continuing to undercut some of the gains realized in the initial, post-COVID-19, high inflation period as prices normalized to a degree, particularly in the grains sector. Carry from roll yields decreased from the previous year but remained positive, which is high compared to historical levels. Energy commodities and industrial metals produced mixed returns, with precious metals gaining during the reporting period.
■
The Fund primarily invests in listed, exchange-traded commodities futures contracts and accordingly, such investments drive its performance.
These futures contracts are a form of derivatives based on the underlying price of a specific commodity.
■
The Fund benefited from underweight positioning relative to the Index in agricultural commodities, led by wheat, cotton and sugar. From a factor perspective, growth measures were the largest outperformers relative to the Index during the reporting period.
■
Relative positions to the Index in natural gas and coffee detracted the most from the Fund’s performance during the reporting period, with sentiment factors struggling.
MF242E3R6

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management
fees)
were deducted and dividend and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2024
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	-4.19%	7.60%	4.67% (11/15/2016)
Bloomberg Commodity Index	-5.17%	6.51%	3.63%
S&P 500 Index	22.15%	15.00%	14.76%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since
Inception
returns for the Indexes are measured from the closest month-end to the class’s inception date.
The Fund has added the S&P 500 Index as a broad-based securities market index in response to new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2024?

Fund’s net assets	$ 45,221,749
Number of fund holdings	31
Total advisory fees paid for the year	$ 163,774
Portfolio turnover rate for the year	0%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2024?

Investment Allocation	% of Net Assets
U.S. Treasury Obligations	86.0%
Affiliated Mutual Fund - Short-Term Investment	13.7%
99.7%
Other assets in excess of liabilities*	0.3%
100.0%
Commodity Futures Contracts outstanding at July 31, 2024
(1),(2)

Commodity Futures Contracts: Long Positions	% of Net Assets
Gold 100 OZ	18.7%
WTI Crude	9.7%
Brent Crude	7.6%
Natural Gas	6.3%
Soybean	6.1%
Copper	5.1%
Corn	4.2%
Live Cattle	4.0%
Silver	3.8%
Gasoline RBOB	3.6%
LME PRI Aluminum	3.6%
Cotton No. 2	3.4%
Sugar No. 11	3.2%
Commodity Futures Contracts: Long Positions	% of Net Assets
Soybean Meal	3.0%
Soybean Oil	2.9%
Lean Hogs	2.8%
LME Zinc	2.8%
Low Sulphur Gas Oil	2.6%
Coffee 'C'	2.5%
LME Nickel	2.2%
NY Harbor ULSD	1.8%
Hard Red Winter Wheat	1.6%
LME Lead	0.9%
Soft Red Winter Wheat	0.5%
102.9%

Commodity Futures Contracts: Short Positions	% of Net Assets
LME Nickel	(0.5)%
LME Zinc	(1.6)%
LME PRI Aluminum	(1.6)%
(3.7)%
* Includes unsettled variation margin receivable (payable) for Commodity Futures contracts outstanding, as reported in the Fund's consolidated statutory financial statements.
(1) Represents positions held in the PGIM QMA Commodity Strategies Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands Subsidiary.
(2) Represents the current notional amount of the commodity future contracts (USD) as a percentage of net assets as of July 31, 2024.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Quant Solutions Commodity Strategies Fund

SHARE CLASS	R6
NASDAQ	PQCMX
CUSIP	74440E862
MF242E3R6

PGIM Quant Solutions Mid-Cap Index Fund
formerly, PGIM Quant Solutions Mid-Cap Core Fund
Class R6:
PQCCX
ANNUAL SHAREHOLDER REPORT – July 31, 2024
This annual shareholder report contains important information about the Class R6 shares of PGIM Quant Solutions Mid-Cap Index Fund

(the “Fund”) for the period of August 1, 2023 to July 31, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Mid-Cap Index Fund—Class R6	$51	0.47%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the US equity and bond markets rallied as several bullish developments took hold, including continued strength in the US economy, strong corporate earnings —largely driven by the largest technology companies (along with optimism about the future of AI
(artificial intelligence), an easing of inflation, and signals from the US Federal Reserve that its next move would be an interest rate cut.
■
The Fund employs a “passively managed” or index investment approach, holding all stocks included in the Index in approximately the same proportions. Accordingly, the Fund’s performance closely tracked the Index’s performance over the reporting period.
■
The Fund also held ETFs that track the Index during the reporting period to provide portfolio liquidity. They had minimal impact on performance.
MF242E4

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividend and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.
Effective December 11, 2023, the Fund converted from an actively managed fund to a passively managed fund that seeks to track the performance of the S&P MidCap 400 Index.

Cumulative Performance: November 17, 2016 to July 31, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2024
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	16.66%	10.92%	9.44% (11/17/2016)
S&P MidCap 400 Index	15.41%	11.26%	10.49%
S&P 500 Index	22.15%	15.00%	14.76%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.
The Fund has added the S&P 500 Index as a broad-based securities market index in response to new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2024?

Fund’s net assets	$ 11,430,983
Number of fund holdings	402
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	169%
WHAT ARE SOME
CHARACTERISTICS
OF THE FUND’S HOLDINGS AS OF 7/31/2024?

Industry Classification	% of Net Assets
Banks	5.6%
Insurance	4.8%
Machinery	4.5%
Oil, Gas & Consumable Fuels	4.4%
Specialty Retail	4.1%
Building Products	3.8%
Hotels, Restaurants & Leisure	3.3%
Capital Markets	3.1%
Biotechnology	3.0%
Professional Services	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Software	2.5%
Electronic Equipment, Instruments & Components	2.4%
Unaffiliated Exchange-Traded Funds	2.4%
Construction & Engineering	2.4%
Life Sciences Tools & Services	2.3%
Chemicals	2.2%
Consumer Staples Distribution & Retail	2.1%
Health Care Providers & Services	2.1%
Household Durables	2.1%
Metals & Mining	2.0%
Commercial Services & Supplies	1.9%
Financial Services	1.7%
Trading Companies & Distributors	1.7%
Ground Transportation	1.7%
Specialized REITs	1.7%
Containers & Packaging	1.7%
Health Care Equipment & Supplies	1.7%
Electrical Equipment	1.6%
Aerospace & Defense	1.2%
Industrial REITs	1.2%
Diversified Consumer Services	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Food Products	1.1%
Automobile Components	1.0%
Residential REITs	1.0%
Energy Equipment & Services	1.0%
Industry Classification	% of Net Assets
Retail REITs	1.0%
Gas Utilities	1.0%
Electric Utilities	0.9%
Consumer Finance	0.7%
Leisure Products	0.7%
Personal Care Products	0.7%
Health Care REITs	0.7%
Technology Hardware, Storage & Peripherals	0.6%
Media	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Office REITs	0.6%
Beverages	0.5%
Construction Materials	0.5%
Diversified REITs	0.4%
Broadline Retail	0.4%
Real Estate Management & Development	0.4%
Communications Equipment	0.4%
Pharmaceuticals	0.4%
Entertainment	0.4%
IT Services	0.4%
Water Utilities	0.4%
Automobiles	0.4%
Diversified Telecommunication Services	0.3%
Multi-Utilities	0.3%
Marine Transportation	0.2%
Air Freight & Logistics	0.2%
Paper & Forest Products	0.2%
Interactive Media & Services	0.2%
Independent Power & Renewable Electricity Producers	0.1%
Health Care Technology	0.1%
Hotel & Resort REITs	0.1%
101.2%
Liabilities in excess of other assets	(1.2)%
100.0%

WERE THERE ANY CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since August 1, 2023:
■
Effective December 11, 2023, the Fund’s name changed from PGIM Quant Solutions Mid-Cap Core Fund to
PGIM Quant Solutions Mid-Cap
Index Fund
.
The Fund converted from an actively managed fund to a passively managed fund that seeks to track the performance of the S&P MidCap 400 Index. Accordingly, the Fund’s investment objective changed from  “seek to outperform the S&P MidCap 400 Index” to “seek to provide investment results that approximate the performance of the S&P MidCap 400 Index.
“
■
Effective December 11, 2023, the Fund’s contractual expense limitation was lowered from 0.80% to 0.19% of average daily net assets for
Class R6 shares. This waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of the Fund’s Board of Trustees. Additionally, the contractual management fee was reduced from 0.50% to 0.25% of average daily net assets and the contractual subadvisory fee was reduced from 0.35% to 0.10% of average daily net assets (sub-advisory fees are not paid directly by the
Fund).
■
The Fund's principal risk disclosure was revised to include Index Investment Approach Risk and Tracking Error Risk to reflect the Fund's conversion from an actively managed to a passively managed fund, and Consumer Discretionary Sector Risk, Financials Sector Risk and
Industrials Sector Risk due to changes in the Fund's portfolio which may result in greater exposure to these sectors.
For more complete information, you should review the Fund's next prospectus, which we expect to be available by September 27, 2024 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Quant Solutions Mid-Cap Index Fund

SHARE CLASS	R6
NASDAQ	PQCCX
CUSIP	74440E508
MF242E4

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2024 and July 31, 2023, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $172,621 and $188,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2024 and July 31, 2023: none.

(c) Tax Fees

For the fiscal years ended July 31, 2024 and July 31, 2023: none.

(d) All Other Fees

For the fiscal years ended July 31, 2024 and July 31, 2023: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2024	Fiscal Year Ended July 31, 2023
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2024 and July 31, 2023 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

Items 7 –	11 (Refer to Report below)

PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Index Fund (Formerly, PGIM Quant Solutions Mid-Cap Core Fund)

FINANCIAL STATEMENTS AND OTHER INFORMATION

JULY 31, 2024

Table of Contents	Financial Statements and Other Information	July 31, 2024

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BABs—Build America Bonds

ETF—Exchange-Traded Fund

GMTN—Global Medium Term Note

LME—London Metal Exchange

LP—Limited Partnership

MSC—Morgan Stanley & Co. LLC

MTN—Medium Term Note

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

STRIPs—Separate Trading of Registered Interest and Principal of Securities

TIPS—Treasury Inflation-Protected Securities

UBS—UBS Securities LLC

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2024

Description	Shares	Value

LONG-TERM INVESTMENTS 96.7%

COMMON STOCKS

Automobile Components 1.2%

Dorman Products, Inc.*	1,121	$ 113,636

Banks 9.7%

Atlantic Union Bankshares Corp.	1,343	55,452
BankUnited, Inc.	848	32,665
Brookline Bancorp, Inc.	5,848	61,346
Eastern Bankshares, Inc.	5,946	98,941
Enterprise Financial Services Corp.	1,648	87,130
First Bancorp	1,763	73,693
First Interstate BancSystem, Inc. (Class A Stock)	1,309	41,325
Heritage Financial Corp.	2,446	56,674
Hilltop Holdings, Inc.	581	19,167
Pinnacle Financial Partners, Inc.	1,227	118,185
Western Alliance Bancorp	1,614	129,862
Wintrust Financial Corp.	803	86,885
WSFS Financial Corp.	1,416	79,990

		941,315

Biotechnology 6.4%

Apellis Pharmaceuticals, Inc.*	1,709	67,676
Arcutis Biotherapeutics, Inc.*	10,332	104,043
Cabaletta Bio, Inc.*	5,080	36,068
Celldex Therapeutics, Inc.*	997	37,996
Crinetics Pharmaceuticals, Inc.*	1,897	100,768
Krystal Biotech, Inc.*	445	92,765
Tourmaline Bio, Inc.	708	11,951
Twist Bioscience Corp.*	947	52,852
Vaxcyte, Inc.*	1,085	85,596
Veracyte, Inc.*	1,230	29,520

		619,235

Building Products 1.3%

Hayward Holdings, Inc.*	4,572	67,620
Zurn Elkay Water Solutions Corp.	1,715	55,669

		123,289

Capital Markets 3.0%

AssetMark Financial Holdings, Inc.*	1,299	44,816
Bridge Investment Group Holdings, Inc. (Class A Stock)	4,614	37,604

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Brightsphere Investment Group, Inc.	2,438	$63,851
Hamilton Lane, Inc. (Class A Stock)	554	79,981
Marex Group PLC (United Kingdom)*	1,785	38,163
Moelis & Co. (Class A Stock)	332	22,576

		286,991

Chemicals 1.2%

Avient Corp.	2,598	117,534

Commercial Services & Supplies 3.9%

ACV Auctions, Inc. (Class A Stock)*	7,056	120,516
Casella Waste Systems, Inc. (Class A Stock)*	1,335	138,253
VSE Corp.	1,287	114,530

		373,299

Construction & Engineering 2.3%

Concrete Pumping Holdings, Inc.*	5,909	39,413
Construction Partners, Inc. (Class A Stock)*	1,686	109,000
Great Lakes Dredge & Dock Corp.*	7,867	74,186

		222,599

Consumer Staples Distribution & Retail 1.1%

Chefs’ Warehouse, Inc. (The)*	2,464	102,478

Diversified Telecommunication Services 0.8%

Cogent Communications Holdings, Inc.	1,113	78,567

Electronic Equipment, Instruments & Components 1.0%

Littelfuse, Inc.	344	91,886
Mirion Technologies, Inc.*	213	2,245

		94,131

Energy Equipment & Services 2.8%

Cactus, Inc. (Class A Stock)	1,779	112,291
Expro Group Holdings NV*	6,065	140,829
Weatherford International PLC*	122	14,379

		267,499

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Financial Services 3.3%

AvidXchange Holdings, Inc.*	4,865	$43,493
Essent Group Ltd.	985	61,897
Flywire Corp.*	3,060	56,029
Shift4 Payments, Inc. (Class A Stock)*	2,360	162,345

		323,764

Food Products 3.1%

Adecoagro SA (Brazil)	7,212	69,668
Freshpet, Inc.*	1,224	148,961
Utz Brands, Inc.	5,398	80,106

		298,735

Gas Utilities 1.2%

Chesapeake Utilities Corp.	981	115,787

Health Care Equipment & Supplies 1.4%

Inari Medical, Inc.*	1,222	56,896
Tandem Diabetes Care, Inc.*	2,145	79,322

		136,218

Health Care Providers & Services 3.2%

Acadia Healthcare Co., Inc.*	1,145	74,253
Guardant Health, Inc.*	1,532	53,819
LifeStance Health Group, Inc.*	5,987	32,988
NeoGenomics, Inc.*	4,046	71,736
Option Care Health, Inc.*	1,188	35,272
Progyny, Inc.*	1,603	45,205

		313,273

Health Care Technology 0.6%

Evolent Health, Inc. (Class A Stock)*	1,335	31,132
Waystar Holding Corp.*	1,064	24,472

		55,604

Hotel & Resort REITs 0.4%

Summit Hotel Properties, Inc.	6,804	43,137

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 2.3%

Bloomin’ Brands, Inc.	2,966	$61,841
Golden Entertainment, Inc.	1,794	59,973
Penn Entertainment, Inc.*	1,371	27,379
Shake Shack, Inc. (Class A Stock)*	884	77,456

		226,649

Household Durables 1.3%

Century Communities, Inc.	1,233	129,107

Industrial REITs 1.5%

Plymouth Industrial REIT, Inc.	5,959	142,539

Insurance 2.2%

Axis Capital Holdings Ltd.	1,827	138,395
Skyward Specialty Insurance Group, Inc.*	1,790	70,831
TWFG, Inc.*	143	3,612

		212,838

IT Services 2.1%

ASGN, Inc.*	972	92,019
Grid Dynamics Holdings, Inc.*	8,641	111,469

		203,488

Leisure Products 0.3%

Brunswick Corp.	366	29,811

Life Sciences Tools & Services 0.3%

Fortrea Holdings, Inc.*	1,183	32,639

Machinery 4.4%

Enerpac Tool Group Corp.	2,942	118,268
Enpro, Inc.	532	90,940
Gates Industrial Corp. PLC*	3,694	68,671
Trinity Industries, Inc.	4,575	151,250

		429,129

Marine Transportation 1.5%

Kirby Corp.*	1,201	147,579

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining 3.5%

Constellium SE*	6,911	$123,085
Eldorado Gold Corp. (Turkey)*	5,911	100,251
ERO Copper Corp. (Brazil)*	5,682	110,799

		334,135

Mortgage Real Estate Investment Trusts (REITs) 1.2%

Ladder Capital Corp.	9,447	113,364

Office REITs 0.5%

Cousins Properties, Inc.	1,746	48,032

Oil, Gas & Consumable Fuels 2.5%

Crescent Energy Co. (Class A Stock)	5,426	66,360
Kosmos Energy Ltd. (Ghana)*	16,699	92,346
Northern Oil & Gas, Inc.	1,858	80,247

		238,953

Personal Care Products 0.3%

elf Beauty, Inc.*	141	24,334

Pharmaceuticals 1.5%

Prestige Consumer Healthcare, Inc.*	1,399	99,063
Tarsus Pharmaceuticals, Inc.*	1,842	44,742

		143,805

Professional Services 2.3%

First Advantage Corp.	1,141	19,648
Huron Consulting Group, Inc.*	965	106,160
Korn Ferry	1,366	100,701

		226,509

Real Estate Management & Development 0.3%

Marcus & Millichap, Inc.	806	31,926

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Residential REITs 2.3%

Independence Realty Trust, Inc.	7,595	$141,647
UMH Properties, Inc.	4,452	79,067

		220,714

Retail REITs 0.8%

Urban Edge Properties	3,913	79,434

Semiconductors & Semiconductor Equipment 5.7%

Credo Technology Group Holding Ltd.*	2,631	73,010
Impinj, Inc.*	461	73,433
MACOM Technology Solutions Holdings, Inc.*	1,210	122,113
MaxLinear, Inc.*	1,693	23,939
SiTime Corp.*	665	94,397
Tower Semiconductor Ltd. (Israel)*	4,079	166,423

		553,315

Software 7.4%

Intapp, Inc.*	3,910	140,095
LiveRamp Holdings, Inc.*	1,240	37,547
Q2 Holdings, Inc.*	2,688	181,359
Riskified Ltd. (Class A Stock)*	8,504	53,405
Sprout Social, Inc. (Class A Stock)*	2,866	111,975
Varonis Systems, Inc.*	2,549	140,527
Vertex, Inc. (Class A Stock)*	1,268	50,276

		715,184

Specialized REITs 1.1%

National Storage Affiliates Trust	2,591	110,299

Specialty Retail 2.1%

Boot Barn Holdings, Inc.*	447	59,665
Citi Trends, Inc.*	1,231	24,140
Foot Locker, Inc.	1,715	49,838
Warby Parker, Inc. (Class A Stock)*	4,038	66,506

		200,149

Textiles, Apparel & Luxury Goods 0.8%

Kontoor Brands, Inc.	1,099	77,095

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors 0.6%

Herc Holdings, Inc.	371	$57,817

TOTAL LONG-TERM INVESTMENTS (cost $6,766,257)		9,355,935

SHORT-TERM INVESTMENT 3.8%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 5.561%) (cost $370,014)(wb)	370,014	370,014

TOTAL INVESTMENTS 100.5% (cost $7,136,271)		9,725,949
Liabilities in excess of other assets (0.5)%		(44,129)

NET ASSETS 100.0%		$9,681,820

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities

Assets

Long-Term Investments
Common Stocks
Automobile Components	$113,636	$—	$—
Banks	941,315	—	—
Biotechnology	619,235	—	—

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Building Products	$123,289	$—	$—
Capital Markets	286,991	—	—
Chemicals	117,534	—	—
Commercial Services & Supplies	373,299	—	—
Construction & Engineering	222,599	—	—
Consumer Staples Distribution & Retail	102,478	—	—
Diversified Telecommunication Services	78,567	—	—
Electronic Equipment, Instruments & Components	94,131	—	—
Energy Equipment & Services	267,499	—	—
Financial Services	323,764	—	—
Food Products	298,735	—	—
Gas Utilities	115,787	—	—
Health Care Equipment & Supplies	136,218	—	—
Health Care Providers & Services	313,273	—	—
Health Care Technology	55,604	—	—
Hotel & Resort REITs	43,137	—	—
Hotels, Restaurants & Leisure	226,649	—	—
Household Durables	129,107	—	—
Industrial REITs	142,539	—	—
Insurance	212,838	—	—
IT Services	203,488	—	—
Leisure Products	29,811	—	—
Life Sciences Tools & Services	32,639	—	—
Machinery	429,129	—	—
Marine Transportation	147,579	—	—
Metals & Mining	334,135	—	—
Mortgage Real Estate Investment Trusts (REITs)	113,364	—	—
Office REITs	48,032	—	—
Oil, Gas & Consumable Fuels	238,953	—	—
Personal Care Products	24,334	—	—
Pharmaceuticals	143,805	—	—
Professional Services	226,509	—	—
Real Estate Management & Development	31,926	—	—
Residential REITs	220,714	—	—
Retail REITs	79,434	—	—
Semiconductors & Semiconductor Equipment	553,315	—	—
Software	715,184	—	—
Specialized REITs	110,299	—	—
Specialty Retail	200,149	—	—
Textiles, Apparel & Luxury Goods	77,095	—	—
Trading Companies & Distributors	57,817	—	—

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2024

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$370,014	$—	$—

Total	$9,725,949	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2024 were as follows:

Banks	9.7%
Software	7.4
Biotechnology	6.4
Semiconductors & Semiconductor Equipment	5.7
Machinery	4.4
Commercial Services & Supplies	3.9
Affiliated Mutual Fund	3.8
Metals & Mining	3.5
Financial Services	3.3
Health Care Providers & Services	3.2
Food Products	3.1
Capital Markets	3.0
Energy Equipment & Services	2.8
Oil, Gas & Consumable Fuels	2.5
Hotels, Restaurants & Leisure	2.3
Professional Services	2.3
Construction & Engineering	2.3
Residential REITs	2.3
Insurance	2.2
IT Services	2.1
Specialty Retail	2.1
Marine Transportation	1.5
Pharmaceuticals	1.5
Industrial REITs	1.5
Health Care Equipment & Supplies	1.4

Household Durables	1.3%
Building Products	1.3
Chemicals	1.2
Gas Utilities	1.2
Automobile Components	1.2
Mortgage Real Estate Investment Trusts (REITs)	1.2
Specialized REITs	1.1
Consumer Staples Distribution & Retail	1.1
Electronic Equipment, Instruments & Components	1.0
Retail REITs	0.8
Diversified Telecommunication Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Trading Companies & Distributors	0.6
Health Care Technology	0.6
Office REITs	0.5
Hotel & Resort REITs	0.4
Life Sciences Tools & Services	0.3
Real Estate Management & Development	0.3
Leisure Products	0.3
Personal Care Products	0.3

100.5
Liabilities in excess of other assets	(0.5)

100.0%

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2024

Assets

Investments at value:
Unaffiliated investments (cost $6,766,257)	$9,355,935
Affiliated investments (cost $370,014)	370,014
Receivable for Fund shares sold	30,101
Receivable for investments sold	23,080
Due from Manager	7,295
Prepaid expenses	73

Total Assets	9,786,498

Liabilities

Payable for Fund shares purchased	47,233
Audit fee payable	25,441
Custodian and accounting fees payable	9,489
Payable for investments purchased	7,643
Professional fees payable	6,038
Accrued expenses and other liabilities	4,607
Shareholders’ reports fee payable	3,327
Trustees’ fees payable	799
Affiliated transfer agent fee payable	101

Total Liabilities	104,678

Net Assets	$9,681,820

Net assets were comprised of:
Paid-in capital	$6,722,660
Total distributable earnings (loss)	2,959,160

Net assets, July 31, 2024	$9,681,820

Class R6

Net asset value, offering price and redemption price per share,
($9,681,820 ÷ 650,870 shares of beneficial interest issued and outstanding)	$14.88

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2024

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $464 foreign withholding tax)	$100,616
Affiliated dividend income	15,397
Income from securities lending, net (including affiliated income of $634)	2,200

Total income	118,213

Expenses
Management fee	69,319
Custodian and accounting fees	41,230
Professional fees	38,574
Audit fee	25,441
Shareholders’ reports	12,011
Fund data services	10,913
Trustees’ fees	9,652
Registration fees	2,201
Transfer agent’s fees and expenses (including affiliated expense of $628)	775
Miscellaneous	7,563

Total expenses	217,679
Less: Fee waiver and/or expense reimbursement	(125,663)

Net expenses	92,016

Net investment income (loss)	26,197

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $4)	1,123,401
Net change in unrealized appreciation (depreciation) on investments	72,079

Net gain (loss) on investment transactions	1,195,480

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,221,677

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$26,197	$103,525
Net realized gain (loss) on investment transactions	1,123,401	2,253,669
Net change in unrealized appreciation (depreciation) on investments	72,079	(257,543)

Net increase (decrease) in net assets resulting from operations	1,221,677	2,099,651

Dividends and Distributions
Distributions from distributable earnings
Class R6	(92,985)	(107,054)
Tax return of capital distributions
Class R6	—	(37,626)

Total dividends and distributions	(92,985)	(144,680)

Fund share transactions
Net proceeds from shares sold (389,031 and 208,270 shares, respectively)	5,068,393	2,545,201
Net asset value of shares issued in reinvestment of dividends and distributions (6,986 and 12,047 shares, respectively)	92,985	144,680
Cost of shares purchased (485,117 and 1,895,538 shares, respectively)	(6,445,389)	(24,457,311)

Net increase (decrease) in net assets from Fund share transactions	(1,284,011)	(21,767,430)

Total increase (decrease)	(155,319)	(19,812,459)

Net Assets:
Beginning of year	9,837,139	29,649,598

End of year	$9,681,820	$9,837,139

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Financial Highlights

Class R6 Shares

	Year Ended July 31,

	2024		2023	2022	2021	2020
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.29		$12.28	$19.43	$12.48	$11.82
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.05	0.02	(0.06)	(-	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.66		1.02	(2.98)	7.65	0.66
Total from investment operations	1.70		1.07	(2.96)	7.59	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.04)	-	-	-
Tax return of capital distributions	-		(0.02)	-	-	-
Distributions from net realized gains	(0.09)		-	(4.19)	(0.64)	-
Total dividends and distributions	(0.11)		(0.06)	(4.19)	(0.64)	-
Net asset value, end of year	$14.88		$13.29	$12.28	$19.43	$12.48
Total Return(c):	12.91%		8.77%	(19.13)%	62.10%	5.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,682		$9,837	$29,650	$32,765	$21,439
Average net assets (000)	$9,243		$27,601	$32,596	$28,667	$17,831
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00	%(e)	0.95%	0.95%	0.95%	0.95%
Expenses before waivers and/or expense reimbursement	2.36%		1.25%	1.15%	1.19%	1.52%
Net investment income (loss)	0.28%		0.38%	0.11%	(0.39)%	(0.03)%
Portfolio turnover rate(f)	87%		40%	49%	67%	54%

(a)	Calculated based on average shares outstanding during the year. (b) Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.05% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2024.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.6%

ASSET-BACKED SECURITIES 0.5%

Credit Cards

Chase Issuance Trust,
Series 2024-A02, Class A	4.630%	01/15/31	100	$100,972
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960	10/13/30	100	98,031

TOTAL ASSET-BACKED SECURITIES (cost $208,646)				199,003

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.0%

3650R Commercial Mortgage Trust,
Series 2021-PF01, Class A4	2.253	11/15/54	100	84,789
BANK,
Series 2020-BN29, Class A3	1.742	11/15/53	100	81,660
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4	2.661	08/15/52	93	85,297
Benchmark Mortgage Trust,
Series 2018-B03, Class A3	3.746	04/10/51	30	29,289
Series 2020-B19, Class A3	1.787	09/15/53	175	159,175
Series 2020-B21, Class A4	1.704	12/17/53	100	84,424
Series 2021-B23, Class A4A1	1.823	02/15/54	200	163,468
Series 2021-B30, Class A4	2.329	11/15/54	150	125,888
BMO Mortgage Trust,
Series 2022-C01, Class A4	3.119	02/17/55	150	133,829
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	90	85,902
CD Mortgage Trust,
Series 2017-CD06, Class A3	3.104	11/13/50	40	38,489
Citigroup Commercial Mortgage Trust,
Series 2017-P08, Class A3	3.203	09/15/50	75	71,636
Commercial Mortgage Trust,
Series 2015-PC01, Class A4	3.620	07/10/50	51	51,122
Series 2016-DC02, Class A5	3.765	02/10/49	25	24,391
CSAIL Commercial Mortgage Trust,
Series 2016-C07, Class A4	3.210	11/15/49	43	42,062
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	73	71,668
GS Mortgage Securities Trust,
Series 2020-GC47, Class A4	2.125	05/12/53	100	86,181
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A3	3.763	03/10/52	125	117,807

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559%	08/15/49	12	$11,776
Series 2016-JP04, Class A3	3.393	12/15/49	125	120,435
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3	3.077	03/15/48	54	53,799
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	123	118,434
Series 2021-L06, Class A3	2.196(cc)	06/15/54	225	187,835
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	160	153,590
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A3	3.374	12/15/59	121	117,344
Series 2017-C39, Class A3	2.878	09/15/50	100	95,309
Series 2020-C55, Class A4	2.474	02/15/53	125	110,553

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,798,555)				2,506,152

CORPORATE BONDS 24.8%

Aerospace & Defense 0.7%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.700	02/01/27	20	18,716
Sr. Unsec’d. Notes	3.100	05/01/26	10	9,603
Sr. Unsec’d. Notes	5.805	05/01/50	5	4,657
Sr. Unsec’d. Notes	5.930	05/01/60	60	55,224
Sr. Unsec’d. Notes, 144A	6.298	05/01/29	100	103,408
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	5.400	01/15/27	50	50,708
Northrop Grumman Corp.,
Sr. Unsec’d. Notes	4.750	06/01/43	20	18,363
RTX Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	10	9,796

				270,475

Agriculture 0.6%
BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	70	61,421
Gtd. Notes	4.700	04/02/27	10	9,955
Gtd. Notes	5.834	02/20/31	15	15,576

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)

Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.875%	02/15/28	20	$20,143
Sr. Unsec’d. Notes	5.125	02/15/30	110	111,835
Sr. Unsec’d. Notes	5.125	02/13/31	10	10,139

				229,069

Airlines 0.1%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	30	30,142

Auto Manufacturers 0.5%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	100	90,812
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	30	30,458
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.350	07/15/27	15	15,156
Sr. Unsec’d. Notes	5.400	05/08/27	20	20,218
Sr. Unsec’d. Notes	5.550	07/15/29	30	30,583

				187,227

Banks 5.8%

Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	295	255,375
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	95	83,777
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	160	139,444
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	70	62,278
Sr. Unsec’d. Notes	2.904(ff)	11/03/42	30	21,497
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	135	122,674
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	20	19,319
Comerica, Inc.,
Sr. Unsec’d. Notes	5.982(ff)	01/30/30	45	45,082
Discover Bank,
Sr. Unsec’d. Notes	4.650	09/13/28	15	14,675

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339	%(ff)	07/27/29	10	$10,423

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992	(ff)	01/27/32	80	66,355
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29	150	146,420
Sr. Unsec’d. Notes	5.851	(ff)	04/25/35	10	10,446

HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.013	(ff)	09/22/28	105	95,638

Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208	(ff)	08/21/29	29	30,135

JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.953	(ff)	02/04/32	20	16,685
Sr. Unsec’d. Notes	2.522	(ff)	04/22/31	170	150,280
Sr. Unsec’d. Notes	2.580	(ff)	04/22/32	30	25,855
Sr. Unsec’d. Notes	2.739	(ff)	10/15/30	25	22,589
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29	60	57,574
Sr. Unsec’d. Notes	3.882	(ff)	07/24/38	80	70,358
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29	44	43,366
Sr. Unsec’d. Notes	5.336	(ff)	01/23/35	10	10,166

KeyCorp,
Sr. Unsec’d. Notes	6.401	(ff)	03/06/35	15	15,640

Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239	(ff)	07/21/32	35	29,232
Sr. Unsec’d. Notes, MTN	1.794	(ff)	02/13/32	150	122,918
Sr. Unsec’d. Notes, MTN	1.928	(ff)	04/28/32	195	160,314

PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	6.615	(ff)	10/20/27	30	31,062

Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.435	(ff)	01/24/30	35	35,516
Sr. Unsec’d. Notes, MTN	5.867	(ff)	06/08/34	15	15,480

UBS Group AG (Switzerland),
Sr. Unsec’d. Notes	4.550		04/17/26	100	99,099

Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.000		10/23/26	55	52,927
Sr. Unsec’d. Notes	5.389	(ff)	04/24/34	40	40,476
Sr. Unsec’d. Notes, MTN	2.572	(ff)	02/11/31	70	61,966
Sr. Unsec’d. Notes, MTN	2.879	(ff)	10/30/30	235	212,690

					2,397,731

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700%	02/01/36	165	$160,724
Constellation Brands, Inc.,
Gtd. Notes	3.700	12/06/26	5	4,877
Gtd. Notes	4.400	11/15/25	25	24,800
Sr. Unsec’d. Notes	2.250	08/01/31	40	33,649

				224,050

Biotechnology 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes	2.600	08/19/26	110	105,364
Sr. Unsec’d. Notes	5.250	03/02/30	15	15,395
Sr. Unsec’d. Notes	5.750	03/02/63	20	20,101

				140,860

Building Materials 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes	5.900	03/15/34	45	48,145
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.500	06/15/47	5	4,316

				52,461

Chemicals 0.3%

DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	5.319	11/15/38	3	3,180
Sr. Unsec’d. Notes	5.419	11/15/48	5	5,278
FMC Corp.,
Sr. Unsec’d. Notes	4.500	10/01/49	15	11,806
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44	10	8,896
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40	5	3,772
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	20	20,037
Sr. Unsec’d. Notes	5.200	06/21/27	40	40,362
Sr. Unsec’d. Notes	5.250	01/15/45	10	9,407

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	4.500%	06/01/47	10	$8,709

				111,447

Commercial Services 0.3%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	15	10,429
Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/01/24	20	19,800
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	15	10,865
President & Fellows of Harvard College,
Unsec’d. Notes	3.150	07/15/46	9	6,855
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	5	3,519
Unsec’d. Notes, Series 2020	2.396	10/01/50	15	9,418
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	17	17,002
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	8,390
Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	25	19,342
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	45	28,901

				134,521

Computers 0.2%

Apple, Inc.,
Sr. Unsec’d. Notes	3.850	08/04/46	25	21,161
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26	35	33,054
Teledyne FLIR LLC,
Sr. Unsec’d. Notes	2.500	08/01/30	55	47,966

				102,181

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 0.2%

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.750%	10/15/32	55	$45,212
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series PP	1.400	07/15/28	45	40,370

				85,582

Electric 3.0%
AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.800	10/01/47	30	22,286
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	65	55,570
Alabama Power Co.,
Sr. Unsec’d. Notes	3.850	12/01/42	10	8,221
Algonquin Power & Utilities Corp. (Canada),
Sr. Unsec’d. Notes	5.365	06/15/26	20	20,000
Ameren Illinois Co.,
Sr. Sec’d. Notes	4.150	03/15/46	25	20,981
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.200	12/15/31	35	28,866
Sr. Unsec’d. Notes	2.600	08/15/29	5	4,522
Sr. Unsec’d. Notes	3.750	05/15/46	25	18,939
Sr. Unsec’d. Notes	6.350	12/15/32	25	26,943
Atlantic City Electric Co.,
First Mortgage	2.300	03/15/31	10	8,554
Commonwealth Edison Co.,
First Mortgage	4.600	08/15/43	40	36,002
Consumers Energy Co.,
First Mortgage	4.900	02/15/29	25	25,319
Dominion Energy South Carolina, Inc.,
First Mortgage	5.450	02/01/41	20	20,077
DTE Energy Co.,
Sr. Unsec’d. Notes	4.950	07/01/27	35	35,159
Duke Energy Carolinas LLC,
First Mortgage	4.250	12/15/41	15	12,964
First Ref. Mortgage	4.000	09/30/42	35	29,018
Duke Energy Florida LLC,
First Mortgage	5.875	11/15/33	70	74,643
First Mortgage	6.350	09/15/37	31	34,067
Entergy Texas, Inc.,
First Mortgage	1.750	03/15/31	30	24,825

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Florida Power & Light Co.,
First Mortgage	3.800%	12/15/42	30	$24,719
First Mortgage	5.150	06/15/29	65	66,661
First Mortgage	5.250	02/01/41	25	25,064
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	7	6,711
Nevada Power Co.,
General Ref. Mortgage, Series N	6.650	04/01/36	30	33,159
General Ref. Mortgage, Series R	6.750	07/01/37	10	11,272
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	55	40,678
First Mortgage	4.000	12/01/46	40	29,795
First Mortgage	4.500	07/01/40	40	34,018
PacifiCorp,
First Mortgage	2.700	09/15/30	25	22,171
First Mortgage	4.125	01/15/49	60	47,193
First Mortgage	5.250	06/15/35	45	45,114
First Mortgage	6.350	07/15/38	15	16,027
PPL Electric Utilities Corp.,
First Mortgage	4.125	06/15/44	15	12,707
First Mortgage	4.150	10/01/45	20	17,032
First Mortgage	4.850	02/15/34	5	4,991
First Mortgage	6.250	05/15/39	20	22,177
Public Service Co. of Colorado,
First Mortgage	5.250	04/01/53	45	42,567
Public Service Co. of New Hampshire,
First Mortgage	5.350	10/01/33	45	46,369
Public Service Electric & Gas Co.,
First Ref. Mortgage, MTN	3.950	05/01/42	10	8,423
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	2.450	11/15/31	30	25,344
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.100	06/15/30	40	37,749
San Diego Gas & Electric Co.,
First Mortgage, Series RRR	3.750	06/01/47	5	3,864
First Mortgage, Series UUU	3.320	04/15/50	30	21,164
Sempra,
Sr. Unsec’d. Notes	4.000	02/01/48	15	11,748
Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	25	19,771

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Southern California Edison Co., (cont’d.)
First Ref. Mortgage	4.650%	10/01/43	40	$35,486
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	6.000	05/15/37	20	21,198

				1,240,128

Entertainment 0.0%

Warnermedia Holdings, Inc.,
Gtd. Notes	5.141	03/15/52	20	14,874

Foods 0.2%

Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	25	20,983
Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.750	04/13/30	10	9,057
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	3.550	06/02/27	25	24,122
Sr. Unsec’d. Notes	5.700	03/15/34	35	35,818

				89,980

Gas 0.2%

NiSource, Inc.,
Sr. Unsec’d. Notes	5.250	02/15/43	15	14,208
Southern California Gas Co.,
Sr. Unsec’d. Notes	2.950	04/15/27	60	57,336
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43	15	12,750

				84,294

Healthcare-Products 0.1%

Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	2.300	03/12/31	20	17,070

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)

Stryker Corp.,
Sr. Unsec’d. Notes	3.375%	11/01/25	10	$9,812
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	2.800	10/15/41	10	7,332

				34,214

Healthcare-Services 1.8%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49	15	11,348
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	10	6,547
Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	15	13,641
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021	1.777	11/15/30	30	25,523
Children’s Health System of Texas,
Unsec’d. Notes	2.511	08/15/50	10	6,317
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017	4.115	01/01/47	10	8,634
CommonSpirit Health,
Sr. Sec’d. Notes	5.205	12/01/31	50	50,391
Elevance Health, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27	40	38,781
Sr. Unsec’d. Notes	4.625	05/15/42	50	45,224
Sr. Unsec’d. Notes	5.150	06/15/29	25	25,496
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	50	37,160
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	5.000	07/01/42	30	29,473
Unsec’d. Notes, Series 2020	2.955	01/01/50	10	6,955
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	25	16,438
Mount Sinai Hospital (The),
Sec’d. Notes, Series 2019	3.737	07/01/49	10	7,427
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	45	38,860
NYU Langone Hospitals,
Sec’d. Notes	4.368	07/01/47	15	13,245

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

OhioHealth Corp.,
Sec’d. Notes	2.297%	11/15/31	30	$25,412
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	5	4,746
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	10,734
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	10	8,973
Unsec’d. Notes, Series H	2.746	10/01/26	30	28,577
Sentara Healthcare,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	15	10,189
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	30	20,947
Unsec’d. Notes, Series 2018	3.795	11/15/48	15	12,362
Sutter Health,
Unsec’d. Notes, Series 2018	4.091	08/15/48	15	12,708
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	35	26,454
Sr. Unsec’d. Notes	4.500	04/15/33	180	175,461
UPMC,
Sec’d. Notes	5.035	05/15/33	25	25,099

				743,122

Home Builders 0.3%

Toll Brothers Finance Corp.,
Gtd. Notes	4.875	03/15/27	105	104,588

Insurance 1.0%

Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	85	83,071
Chubb Corp. (The),
Gtd. Notes	6.000	05/11/37	15	16,356
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	25	24,081
Sr. Unsec’d. Notes	5.125	02/15/34	5	4,969
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.900	04/05/32	30	27,559

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500%	10/15/50	50	$34,324
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	12/07/33	95	98,563
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	5	4,546
Loews Corp.,
Sr. Unsec’d. Notes	3.200	05/15/30	15	13,850
Markel Group, Inc.,
Sr. Unsec’d. Notes	4.300	11/01/47	15	12,235
Unum Group,
Sr. Unsec’d. Notes	4.000	06/15/29	105	100,958

				420,512

Iron/Steel 0.1%
Nucor Corp.,
Sr. Unsec’d. Notes

	3.950	05/01/28	25	24,449

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R

	3.125	06/15/26	30	29,046

Machinery-Diversified 0.2%
Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	10	8,469
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	70	67,740
Gtd. Notes	5.611	03/11/34	5	5,149

				81,358

Media 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	04/01/38	20	18,022
Sr. Sec’d. Notes	6.484	10/23/45	75	70,888

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Comcast Corp.,
Gtd. Notes	3.750%	04/01/40	10	$8,302
Gtd. Notes	5.500	05/15/64	50	49,149
Discovery Communications LLC,
Gtd. Notes	4.125	05/15/29	20	18,547

				164,908

Mining 0.9%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.700	05/30/41	115	117,038
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	20	19,403
Gtd. Notes	4.375	08/01/28	50	48,863
Gtd. Notes	5.400	11/14/34	25	25,002
Kinross Gold Corp. (Canada),
Gtd. Notes	4.500	07/15/27	25	24,626
Sr. Unsec’d. Notes	6.250	07/15/33	50	52,998
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	40	34,936
Gtd. Notes	2.800	10/01/29	20	18,343
Gtd. Notes	5.450	06/09/44	25	24,902
Newmont Corp./Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A	5.350	03/15/34	25	25,595

				391,706

Miscellaneous Manufacturing 0.2%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200	03/01/32	45	37,190
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	15	14,717
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	45	38,466

				90,373

Oil & Gas 0.5%

BP Capital Markets America, Inc.,
Gtd. Notes	4.893	09/11/33	20	19,914

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750%	02/15/52	15	$10,896
ConocoPhillips Co.,
Gtd. Notes	5.050	09/15/33	35	35,473
Diamondback Energy, Inc.,
Gtd. Notes	5.400	04/18/34	10	10,122
Gtd. Notes	6.250	03/15/33	60	64,071
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20	15,586
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	4.114	03/01/46	15	12,834
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.200	08/01/29	5	5,048
Sr. Unsec’d. Notes	5.550	10/01/34	5	5,043
Phillips 66 Co.,
Gtd. Notes	4.900	10/01/46	25	22,377
TotalEnergies Capital International SA (France),
Gtd. Notes	2.829	01/10/30	25	22,899

				224,263

Pharmaceuticals 1.0%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	30	26,803
Sr. Unsec’d. Notes	4.550	03/15/35	45	43,815
Cigna Group (The),
Gtd. Notes	4.375	10/15/28	50	49,319
Gtd. Notes	4.900	12/15/48	15	13,471
CVS Health Corp.,
Sr. Unsec’d. Notes	1.875	02/28/31	60	49,282
Sr. Unsec’d. Notes	4.780	03/25/38	45	41,270
Sr. Unsec’d. Notes	5.125	07/20/45	25	22,520
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.700	02/09/34	70	70,155
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	70	68,625
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	50	37,691

				422,951

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 1.9%

Energy Transfer LP,
Sr. Unsec’d. Notes	3.900%	07/15/26	55	$53,839
Sr. Unsec’d. Notes	4.200	04/15/27	30	29,473
Sr. Unsec’d. Notes	4.750	01/15/26	40	39,838
Sr. Unsec’d. Notes	5.300	04/15/47	10	9,100
Sr. Unsec’d. Notes	6.125	12/15/45	60	60,670
Sr. Unsec’d. Notes	6.550	12/01/33	20	21,650
Sr. Unsec’d. Notes	6.625	10/15/36	10	10,834
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	20	18,492
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	150	132,440
Sr. Unsec’d. Notes	4.500	04/15/38	30	27,025
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	55	50,236
Gtd. Notes	6.050	09/01/33	115	120,999
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	20	18,397
Gtd. Notes	6.125	03/15/33	25	26,291
Gtd. Notes	6.500	02/15/53	10	10,722
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	110	101,337
Sr. Unsec’d. Notes	4.600	03/15/48	10	8,674
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	50	48,610
Sr. Unsec’d. Notes	5.100	09/15/45	10	9,239

				797,866

Real Estate Investment Trusts (REITs) 1.3%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	30	27,242
Sr. Unsec’d. Notes	2.500	08/16/31	45	37,872
Sr. Unsec’d. Notes	3.900	03/15/27	25	24,263
Sr. Unsec’d. Notes	5.750	02/15/35	5	5,108
COPT Defense Properties LP,
Gtd. Notes	2.900	12/01/33	30	24,219
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	20	17,962

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Essex Portfolio LP,
Gtd. Notes	1.700%	03/01/28	15	$13,432
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	10	8,588
Gtd. Notes	5.750	06/01/28	35	35,475
Healthpeak OP LLC,
Gtd. Notes	3.000	01/15/30	20	18,178
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	5.700	07/01/34	10	10,091
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	15	12,790
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	60	54,364
Gtd. Notes	3.200	04/01/32	25	22,005
Realty Income Corp.,
Sr. Unsec’d. Notes	2.700	02/15/32	25	21,336
Sr. Unsec’d. Notes	3.100	12/15/29	60	55,204
Sr. Unsec’d. Notes	3.400	01/15/28	20	19,118
Simon Property Group LP,
Sr. Unsec’d. Notes	2.450	09/13/29	20	17,939
Sr. Unsec’d. Notes	3.500	09/01/25	5	4,924
Sun Communities Operating LP,
Gtd. Notes	5.500	01/15/29	35	35,522
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	25	24,755
Welltower OP LLC,
Gtd. Notes	2.700	02/15/27	10	9,534
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400	02/01/31	35	29,646

				529,567

Retail 0.2%

AutoZone, Inc.,
Sr. Unsec’d. Notes	6.250	11/01/28	15	15,865
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.900	06/15/47	20	16,254

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	3.100%	05/03/27	20	$19,180
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/31	15	12,366

				63,665

Semiconductors 0.4%
Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41	10	7,868
Sr. Unsec’d. Notes	5.050	07/12/27	50	50,457
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	67	59,223
Sr. Unsec’d. Notes, 144A	3.469	04/15/34	60	52,420
Intel Corp.,
Sr. Unsec’d. Notes	5.900	02/10/63	10	10,221

				180,189

Software 0.3%
Intuit, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/27	5	4,576
Oracle Corp.,
Sr. Unsec’d. Notes	2.800	04/01/27	60	57,078
Sr. Unsec’d. Notes	3.600	04/01/50	5	3,588
Sr. Unsec’d. Notes	5.550	02/06/53	10	9,722
ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400	09/01/30	25	20,884
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	10	9,700
Sr. Unsec’d. Notes	3.700	04/01/29	25	23,934

				129,482

Telecommunications 1.0%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.500	06/01/41	120	94,417
Sr. Unsec’d. Notes	3.550	09/15/55	55	38,158
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	5.400	04/15/34	35	35,625

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Rogers Communications, Inc. (Canada),
Gtd. Notes	5.300%	02/15/34	70	$70,149
T-Mobile USA, Inc.,
Gtd. Notes	3.000	02/15/41	10	7,369
Gtd. Notes	3.875	04/15/30	115	109,683
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.355	03/15/32	25	20,916
Sr. Unsec’d. Notes	3.400	03/22/41	55	43,122
Sr. Unsec’d. Notes	4.016	12/03/29	10	9,662

				429,101

Transportation 0.1%
CSX Corp.,
Sr. Unsec’d. Notes	4.100	03/15/44	10	8,467
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.000	04/15/27	15	14,424
Sr. Unsec’d. Notes	3.600	09/15/37	10	8,633

				31,524

TOTAL CORPORATE BONDS (cost $10,912,609)				10,287,906

MUNICIPAL BONDS 0.7%

Arizona 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs	4.839	01/01/41	35	33,893

California 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	35	38,781
Regents of the University of California Medical Center
Pooled Revenue,
Taxable, Revenue Bonds, Series Q	4.563	05/15/53	15	13,641
State of California,
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	30	36,937

				89,359

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 0.0%
State of Illinois,
General Obligation Unlimited, Taxable	5.100%	06/01/33	24	$23,404

Michigan 0.1%
Michigan Finance Authority,
Taxable, Revenue Bonds	3.384	12/01/40	15	12,534
University of Michigan,
Taxable, Revenue Bonds, Series B	2.437	04/01/40	25	18,696
Taxable, Revenue Bonds, Sustainability Bond, Series B	3.504	04/01/52	15	11,851

				43,081

New Jersey 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	45	54,041

New York 0.0%
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	15	13,549

Ohio 0.1%
JobsOhio Beverage System,
Taxable, Revenue Bonds, Series A	2.833	01/01/38	5	4,177
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	15	13,785
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	10	9,852

				27,814

Virginia 0.1%
University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	40	25,876

TOTAL MUNICIPAL BONDS (cost $377,749)				311,017

SOVEREIGN BONDS 2.1%
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	7.625	03/29/41	40	45,938

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500%	01/11/28	200	$191,062
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	2.875	03/16/26	225	215,859
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	4.500	04/22/29	200	194,500
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	26	21,333
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	2.783	01/23/31	32	27,810
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	7.750	01/14/31	100	115,344
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes	5.500	03/18/54	40	39,283

TOTAL SOVEREIGN BONDS (cost $928,157)				851,129

U.S. GOVERNMENT AGENCY OBLIGATIONS 26.6%
Federal Farm Credit Bank	1.480	11/26/32	30	23,495
Federal Farm Credit Bank	2.350	03/10/36	30	23,478
Federal Home Loan Bank	2.090	02/22/36	30	22,861
Federal Home Loan Bank	4.250	09/10/32	20	19,869
Federal Home Loan Mortgage Corp.	1.500	09/01/36	52	45,925
Federal Home Loan Mortgage Corp.	1.500	01/01/37	25	22,263
Federal Home Loan Mortgage Corp.	1.500	10/01/50	192	148,505
Federal Home Loan Mortgage Corp.	2.000	01/01/32	22	20,115
Federal Home Loan Mortgage Corp.	2.000	12/01/50	363	294,346
Federal Home Loan Mortgage Corp.	2.000	05/01/51	428	346,616
Federal Home Loan Mortgage Corp.	2.000	07/01/51	116	93,485
Federal Home Loan Mortgage Corp.	2.500	07/01/31	52	49,196
Federal Home Loan Mortgage Corp.	2.500	10/01/51	296	252,067
Federal Home Loan Mortgage Corp.	3.000	02/01/32	16	15,740
Federal Home Loan Mortgage Corp.	3.000	02/01/32	18	16,965
Federal Home Loan Mortgage Corp.	3.000	01/01/37	7	6,586
Federal Home Loan Mortgage Corp.	3.000	12/01/37	10	9,090
Federal Home Loan Mortgage Corp.	3.000	12/01/42	71	64,546
Federal Home Loan Mortgage Corp.	3.000	11/01/46	20	18,204
Federal Home Loan Mortgage Corp.	3.000	01/01/47	132	118,078
Federal Home Loan Mortgage Corp.	3.000	03/01/47	91	81,049
Federal Home Loan Mortgage Corp.	3.000	12/01/47	51	45,341
Federal Home Loan Mortgage Corp.	3.000	12/01/47	76	67,786

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	3.500%	11/01/37	11	$10,837
Federal Home Loan Mortgage Corp.	3.500	06/01/42	18	16,794
Federal Home Loan Mortgage Corp.	3.500	04/01/46	22	20,630
Federal Home Loan Mortgage Corp.	3.500	11/01/47	31	28,826
Federal Home Loan Mortgage Corp.	3.500	11/01/47	38	35,053
Federal Home Loan Mortgage Corp.	3.500	02/01/48	111	102,157
Federal Home Loan Mortgage Corp.	4.000	10/01/45	20	18,986
Federal Home Loan Mortgage Corp.	4.000	05/01/46	41	39,003
Federal Home Loan Mortgage Corp.	4.000	03/01/47	20	19,222
Federal Home Loan Mortgage Corp.	4.000	01/01/48	27	25,548
Federal Home Loan Mortgage Corp.	4.500	07/01/47	40	39,593
Federal Home Loan Mortgage Corp.	4.500	12/01/48	10	9,746
Federal Home Loan Mortgage Corp.	6.750	03/15/31	25	28,825
Federal Home Loan Mortgage Corp., MTN	1.220	08/19/30	25	20,749
Federal National Mortgage Assoc.	0.500	06/17/25	50	48,165
Federal National Mortgage Assoc.	0.500	11/07/25	30	28,507
Federal National Mortgage Assoc.	0.875	08/05/30	10	8,305
Federal National Mortgage Assoc.	1.500	10/01/50	204	156,673
Federal National Mortgage Assoc.	1.500	11/01/50	206	158,997
Federal National Mortgage Assoc.	2.000	05/01/36	441	397,408
Federal National Mortgage Assoc.	2.000	07/01/40	152	130,747
Federal National Mortgage Assoc.	2.000	01/01/41	356	306,059
Federal National Mortgage Assoc.	2.000	05/01/41	366	314,190
Federal National Mortgage Assoc.	2.000	09/01/50	274	222,949
Federal National Mortgage Assoc.	2.000	12/01/50	142	116,503
Federal National Mortgage Assoc.	2.000	01/01/51	260	210,293
Federal National Mortgage Assoc.	2.000	03/01/51	119	96,107
Federal National Mortgage Assoc.	2.000	05/01/51	212	171,649
Federal National Mortgage Assoc.	2.500	06/01/28	34	32,781
Federal National Mortgage Assoc.	2.500	01/01/32	53	50,534
Federal National Mortgage Assoc.	2.500	02/01/43	28	24,126
Federal National Mortgage Assoc.	2.500	09/01/46	28	24,530
Federal National Mortgage Assoc.	2.500	09/01/46	49	41,948
Federal National Mortgage Assoc.	2.500	05/01/50	157	133,114
Federal National Mortgage Assoc.	2.500	08/01/50	189	160,578
Federal National Mortgage Assoc.	2.500	10/01/50	493	419,085
Federal National Mortgage Assoc.	2.500	04/01/51	357	301,553
Federal National Mortgage Assoc.	2.500	05/01/51	210	177,780
Federal National Mortgage Assoc.	2.500	08/01/51	90	76,302
Federal National Mortgage Assoc.	3.000	11/01/28	24	23,009
Federal National Mortgage Assoc.	3.000	01/01/30	52	50,108
Federal National Mortgage Assoc.	3.000	12/01/36	21	19,995

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.000%	10/01/42	13	$11,768
Federal National Mortgage Assoc.	3.000	12/01/42	80	73,016
Federal National Mortgage Assoc.	3.000	02/01/43	157	142,179
Federal National Mortgage Assoc.	3.000	04/01/43	41	37,037
Federal National Mortgage Assoc.	3.000	08/01/43	119	107,075
Federal National Mortgage Assoc.	3.000	01/01/47	136	121,704
Federal National Mortgage Assoc.	3.000	02/01/47	92	82,397
Federal National Mortgage Assoc.	3.000	01/01/50	256	227,919
Federal National Mortgage Assoc.	3.000	11/01/50	98	86,653
Federal National Mortgage Assoc.	3.500	08/01/31	21	20,246
Federal National Mortgage Assoc.	3.500	10/01/32	9	8,658
Federal National Mortgage Assoc.	3.500	06/01/33	13	12,615
Federal National Mortgage Assoc.	3.500	01/01/42	55	51,804
Federal National Mortgage Assoc.	3.500	03/01/42	59	55,103
Federal National Mortgage Assoc.	3.500	10/01/42	158	147,685
Federal National Mortgage Assoc.	3.500	11/01/42	39	36,077
Federal National Mortgage Assoc.	3.500	08/01/43	52	48,561
Federal National Mortgage Assoc.	3.500	03/01/45	90	83,448
Federal National Mortgage Assoc.	3.500	01/01/46	17	15,624
Federal National Mortgage Assoc.	3.500	12/01/46	170	157,461
Federal National Mortgage Assoc.	3.500	01/01/47	36	33,255
Federal National Mortgage Assoc.	3.500	09/01/47	53	49,042
Federal National Mortgage Assoc.	4.000	01/01/41	103	99,733
Federal National Mortgage Assoc.	4.000	04/01/41	55	52,653
Federal National Mortgage Assoc.	4.000	02/01/47	51	48,462
Federal National Mortgage Assoc.	4.000	04/01/48	92	87,840
Federal National Mortgage Assoc.	4.000	12/01/48	82	78,796
Federal National Mortgage Assoc.	4.000	03/01/49	175	167,686
Federal National Mortgage Assoc.	4.000	04/01/52	203	190,343
Federal National Mortgage Assoc.	4.336(s)	03/17/31	50	36,954
Federal National Mortgage Assoc.	4.500	03/01/41	49	48,967
Federal National Mortgage Assoc.	4.500	02/01/44	45	44,155
Federal National Mortgage Assoc.	4.500	01/01/45	49	48,552
Federal National Mortgage Assoc.	4.500	04/01/48	26	25,599
Federal National Mortgage Assoc.	4.500	05/01/48	8	8,134
Federal National Mortgage Assoc.	4.500	08/01/48	10	10,111
Federal National Mortgage Assoc.	4.500	02/01/49	8	8,161
Federal National Mortgage Assoc.	4.500	06/01/52	100	96,114
Federal National Mortgage Assoc.	5.000	11/01/35	63	63,481
Federal National Mortgage Assoc.	5.000	06/01/40	13	13,013
Federal National Mortgage Assoc.	5.000	03/01/42	25	25,177
Federal National Mortgage Assoc.	5.500	01/01/38	48	48,797

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	5.500%	11/01/52	327	$327,979
Federal National Mortgage Assoc.	6.000	08/01/53	80	81,118
Federal National Mortgage Assoc.	6.625	11/15/30	40	45,578
Government National Mortgage Assoc.	2.500	03/20/43	6	5,604
Government National Mortgage Assoc.	2.500	12/20/46	11	9,626
Government National Mortgage Assoc.	2.500	05/20/51	453	389,912
Government National Mortgage Assoc.	2.500	10/20/51	79	68,041
Government National Mortgage Assoc.	3.000	01/20/43	57	52,125
Government National Mortgage Assoc.	3.000	04/20/45	23	20,625
Government National Mortgage Assoc.	3.000	07/20/46	40	36,232
Government National Mortgage Assoc.	3.000	09/20/46	41	36,873
Government National Mortgage Assoc.	3.000	03/20/49	46	41,318
Government National Mortgage Assoc.	3.000	06/20/51	79	70,565
Government National Mortgage Assoc.	3.000	08/20/51	201	179,718
Government National Mortgage Assoc.	3.500	12/20/42	115	108,029
Government National Mortgage Assoc.	3.500	01/20/44	31	29,502
Government National Mortgage Assoc.	3.500	04/20/45	17	15,518
Government National Mortgage Assoc.	3.500	07/20/46	72	67,160
Government National Mortgage Assoc.	3.500	08/20/46	110	102,456
Government National Mortgage Assoc.	3.500	09/20/46	17	15,791
Government National Mortgage Assoc.	3.500	07/20/47	46	42,795
Government National Mortgage Assoc.	3.500	11/20/47	30	28,322
Government National Mortgage Assoc.	4.000	12/20/45	50	47,788
Government National Mortgage Assoc.	4.000	10/20/46	3	2,776
Government National Mortgage Assoc.	4.000	03/20/47	23	22,175
Government National Mortgage Assoc.	4.000	07/20/47	29	27,611
Government National Mortgage Assoc.	4.000	09/20/47	75	72,279
Government National Mortgage Assoc.	4.000	03/20/49	12	11,324
Government National Mortgage Assoc.	4.500	04/20/41	10	10,048
Government National Mortgage Assoc.	4.500	03/20/44	26	26,028
Government National Mortgage Assoc.	4.500	12/20/44	25	24,373
Government National Mortgage Assoc.	4.500	11/20/46	12	12,187
Government National Mortgage Assoc.	4.500	01/20/47	4	3,860
Government National Mortgage Assoc.	5.000	04/20/45	20	19,969
Government National Mortgage Assoc.	5.500	12/15/33	7	7,122
Tennessee Valley Authority, Sr. Unsec’d. Notes	0.750	05/15/25	25	24,188
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	40	33,581

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,465,622)				11,055,821

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 39.9%
U.S. Treasury Bonds	1.250%	05/15/50	270	$138,670
U.S. Treasury Bonds	1.750	08/15/41	565	386,800
U.S. Treasury Bonds	2.000	02/15/50	745	467,720
U.S. Treasury Bonds	2.250	05/15/41	915	685,106
U.S. Treasury Bonds	2.250	08/15/49	130	86,856
U.S. Treasury Bonds	2.375	05/15/51	225	153,035
U.S. Treasury Bonds	3.625	08/15/43	240	214,838
U.S. Treasury Bonds	4.000	11/15/42	185	175,866
U.S. Treasury Bonds	4.000	11/15/52	1,045	982,953
U.S. Treasury Bonds	4.250	02/15/54	46	45,245
U.S. Treasury Bonds	4.625	05/15/44	23	23,622
U.S. Treasury Bonds	4.750	11/15/53	217	231,648
U.S. Treasury Notes	0.500	10/31/27	230	205,455
U.S. Treasury Notes	0.750	04/30/26	740	695,427
U.S. Treasury Notes	0.875	06/30/26	590	553,356
U.S. Treasury Notes	1.250	11/30/26	1,590	1,487,395
U.S. Treasury Notes	1.500	11/30/28	2,106	1,901,036
U.S. Treasury Notes	2.750	07/31/27	955	919,710
U.S. Treasury Notes	2.750	08/15/32	575	525,406
U.S. Treasury Notes	2.875	05/15/28	520	499,484
U.S. Treasury Notes	2.875	05/15/32	80	74,000
U.S. Treasury Notes	3.125	08/31/29	370	356,154
U.S. Treasury Notes	4.000	01/15/27	905	901,536
U.S. Treasury Notes	4.000	07/31/29	229	229,787
U.S. Treasury Notes	4.125	07/31/31	345	348,450
U.S. Treasury Notes	4.250	02/28/31	345	350,768
U.S. Treasury Notes	4.375	07/31/26	630	631,403
U.S. Treasury Notes	4.375	05/15/34	263	269,780
U.S. Treasury Notes	4.625	10/15/26	645	650,442
U.S. Treasury Notes	4.625	06/15/27	250	253,789
U.S. Treasury Notes	4.625	09/30/30	190	196,828
U.S. Treasury Notes	4.750	07/31/25	1,630	1,630,255
U.S. Treasury Strips Coupon	1.225(s)	02/15/41	15	7,114
U.S. Treasury Strips Coupon	1.394(s)	11/15/41	20	9,070
U.S. Treasury Strips Coupon	2.271(s)	08/15/39	185	94,841
U.S. Treasury Strips Coupon	3.277(s)	08/15/41	35	16,115
U.S. Treasury Strips Coupon	3.621(s)	05/15/44	295	117,493

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	4.398%(s)	08/15/42	90	$39,196

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,606,966)				16,556,649

TOTAL LONG-TERM INVESTMENTS (cost $44,298,304)				41,767,677

			Shares

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 5.561%) (cost $668,426)(wb)			668,426	668,426

TOTAL INVESTMENTS 102.2% (cost $44,966,730)				42,436,103
Liabilities in excess of other assets (2.2)%				(899,351)

NET ASSETS 100.0%				$41,536,752

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2024

The following is a summary of the inputs used as of July 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Credit Cards	$—	$199,003	$—
Commercial Mortgage-Backed Securities	—	2,506,152	—
Corporate Bonds	—	10,287,906	—
Municipal Bonds	—	311,017	—
Sovereign Bonds	—	851,129	—
U.S. Government Agency Obligations	—	11,055,821	—
U.S. Treasury Obligations	—	16,556,649	—
Short-Term Investment
Affiliated Mutual Fund	668,426	—	—

Total	$668,426	$41,767,677	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2024 were as follows:

U.S. Treasury Obligations	39.9%
U.S. Government Agency Obligations	26.6
Commercial Mortgage-Backed Securities	6.0
Banks	5.8
Electric	3.0
Sovereign Bonds	2.1
Pipelines	1.9
Healthcare-Services	1.8
Affiliated Mutual Fund	1.6
Real Estate Investment Trusts (REITs)	1.3
Telecommunications	1.0
Pharmaceuticals	1.0
Insurance	1.0
Mining	0.9
Municipal Bonds	0.7
Aerospace & Defense	0.7
Agriculture	0.6
Oil & Gas	0.5
Beverages	0.5
Credit Cards	0.5
Auto Manufacturers	0.5
Semiconductors	0.4
Media	0.4
Biotechnology	0.3
Commercial Services	0.3
Software	0.3

Chemicals	0.3%
Home Builders	0.3
Computers	0.2
Miscellaneous Manufacturing	0.2
Foods	0.2
Diversified Financial Services	0.2
Gas	0.2
Machinery-Diversified	0.2
Retail	0.2
Building Materials	0.1
Healthcare-Products	0.1
Transportation	0.1
Airlines	0.1
Lodging	0.1
Iron/Steel	0.1
Entertainment	0.0 *

102.2
Liabilities in excess of other assets	(2.2)

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2024

Assets

Investments at value:
Unaffiliated investments (cost $44,298,304)	$41,767,677
Affiliated investments (cost $668,426)	668,426
Receivable for investments sold	773,657
Interest receivable	254,697
Receivable for Fund shares sold	21,066
Due from Manager	10,501
Prepaid expenses	74

Total Assets	43,496,098

Liabilities

Payable for investments purchased	1,289,373
Payable for Fund shares purchased	587,811
Accrued expenses and other liabilities	81,228
Trustees’ fees payable	830
Affiliated transfer agent fee payable	104

Total Liabilities	1,959,346

Net Assets	$41,536,752

Net assets were comprised of:
Paid-in capital	$49,869,202
Total distributable earnings (loss)	(8,332,450)

Net assets, July 31, 2024	$41,536,752

Class R6

Net asset value, offering price and redemption price per share, ($41,536,752 ÷ 4,795,713 shares of beneficial interest issued and outstanding)	$8.66

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Operations

Year Ended July 31, 2024

Net Investment Income (Loss)

Income
Interest income	$1,775,575
Affiliated dividend income	21,589

Total income	1,797,164

Expenses
Management fee	120,617
Audit fee	58,883
Professional fees	43,713
Custodian and accounting fees	41,208
Shareholders’ reports	14,049
Trustees’ fees	10,224
Fund data services	8,118
Transfer agent’s fees and expenses (including affiliated expense of $ 537)	647
Registration fees	451
Miscellaneous	12,354

Total expenses	310,264
Less: Fee waiver and/or expense reimbursement	(88,306)

Net expenses	221,958

Net investment income (loss)	1,575,206

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(1,652,108)
Net change in unrealized appreciation (depreciation) on investments	2,528,717

Net gain (loss) on investment transactions	876,609

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,451,815

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,575,206	$1,308,806
Net realized gain (loss) on investment transactions	(1,652,108)	(2,081,573)
Net change in unrealized appreciation (depreciation) on investments	2,528,717	(1,044,366)

Net increase (decrease) in net assets resulting from operations	2,451,815	(1,817,133)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,682,128)	(1,499,460)
Tax return of capital distributions
Class R6	—	(480)

Total dividends and distributions	(1,682,128)	(1,499,940)

Fund share transactions
Net proceeds from shares sold (1,858,336 and 957,777 shares, respectively)	15,541,376	8,266,722
Net asset value of shares issued in reinvestment of dividends and distributions (199,009 and 174,137 shares, respectively)	1,682,128	1,499,940
Cost of shares purchased (2,467,442 and 1,576,977 shares, respectively)	(20,985,845)	(13,605,604)

Net increase (decrease) in net assets from Fund share transactions	(3,762,341)	(3,838,942)

Total increase (decrease)	(2,992,654)	(7,156,015)

Net Assets:
Beginning of year	44,529,406	51,685,421

End of year	$41,536,752	$44,529,406

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,

	2024		2023		2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.55		$9.15		$10.39	$10.81	$10.12
Income (loss) from investment operations:
Net investment income (loss)	0.29		0.23		0.15	0.13	0.22
Net realized and unrealized gain (loss) on investment transactions	0.13		(0.57)		(1.16)	(0.25)	0.73
Total from investment operations	0.42		(0.34)		(1.01)	(0.12)	0.95
Less Dividends and Distributions:
Dividends from net investment income	(0.31)		(0.26)		(0.20)	(0.21)	(0.26)
Tax return of capital distributions	-		(-	)(b)	-	-	-
Distributions from net realized gains	-		-		(0.03)	(0.09)	-
Total dividends and distributions	(0.31)		(0.26)		(0.23)	(0.30)	(0.26)
Net asset value, end of year	$8.66		$8.55		$9.15	$10.39	$10.81
Total Return(c):	5.07%		(3.66)%		(9.79)%	(1.07)%	9.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$41,537		$44,529		$51,685	$62,780	$57,963
Average net assets (000)	$45,717		$49,258		$58,320	$62,768	$50,192
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.49	%(e)	0.50%		0.50%	0.50%	0.50%
Expenses before waivers and/or expense reimbursement	0.68%		0.63%		0.55%	0.55%	0.67%
Net investment income (loss)	3.45%		2.66%		1.49%	1.28%	2.07%
Portfolio turnover rate(f)(g)	155%		191%		171%	194%	174%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2024.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments

as of July 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.1%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	10/15/26	2,247	$2,151,483
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/30	6,696	6,135,100
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/31	1,526	1,374,066
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/32	278	245,390
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	02/15/51	1,689	1,017,275
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	1,518	1,486,244
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	02/15/50	1,704	1,082,199
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	07/15/25	1,834	1,788,983
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	371	354,771
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	07/15/27	777	743,632
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	01/15/28	5,201	4,957,864
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	1,011	980,708
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	07/15/32	211	192,918
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	2,561	1,982,140
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	1,883	1,513,820
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	934	722,454
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	4,030	3,874,161
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	02/15/47	247	191,602
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	643	518,086
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/49	368	289,319
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/33	79	74,722
U.S. Treasury Inflation Indexed Bonds, TIPS	1.250	04/15/28	1,696	1,656,895
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	07/15/33	3,226	3,111,860
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	02/15/44	586	517,300
U.S. Treasury Inflation Indexed Bonds, TIPS	1.500	02/15/53	1,125	978,877
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/28	615	611,246
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/34	3,346	3,316,462
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000	01/15/26	949	938,975
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	6,736	6,768,558
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	892	919,201
U.S. Treasury Inflation Indexed Bonds, TIPS	3.375	04/15/32	8,829	9,820,878
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625	04/15/28	1,573	1,667,852

TOTAL LONG-TERM INVESTMENTS (cost $63,159,814)				61,985,041

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (7-day effective yield 5.561%)

(cost $539,440)(wb)	539,440	$539,440

TOTAL INVESTMENTS 101.0% (cost $63,699,254)		62,524,481
Liabilities in excess of other assets (1.0)%		(637,689)

NET ASSETS 100.0%		$61,886,792

See the Glossary for a list of the abbreviation(s) used in the annual report.

#   Principal amount is shown in U.S. dollars unless otherwise stated.

(wb) Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities

Assets

Long-Term Investments
U.S. Treasury Obligations	$—	$61,985,041	$—

Short-Term Investment
Affiliated Mutual Fund	539,440	—	—

Total	$539,440	$61,985,041	$—

Security Allocations:

The sector allocations of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2024 were as follows:

U.S. Treasury Obligations	100.1%

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2024

Security Allocations (continued):

Affiliated Mutual Fund	0.9%

101.0
Liabilities in excess of other assets	(1.0)

100.0%

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2024

Assets

Investments at value:
Unaffiliated investments (cost $63,159,814)	$61,985,041
Affiliated investments (cost $539,440)	539,440
Receivable for investments sold	2,040,464
Interest receivable	168,057
Receivable for Fund shares sold	36,259
Prepaid expenses	84

Total Assets	64,769,345

Liabilities

Payable for investments purchased	2,236,796
Payable for Fund shares purchased	586,003
Accrued expenses and other liabilities	53,087
Management fee payable	5,714
Trustees’ fees payable	854
Affiliated transfer agent fee payable	99

Total Liabilities	2,882,553

Net Assets	$61,886,792

Net assets were comprised of:
Paid-in capital	$78,352,659
Total distributable earnings (loss)	(16,465,867)

Net assets, July 31, 2024	$61,886,792

Class R6

Net asset value, offering price and redemption price per share,
($61,886,792 ÷ 7,352,497 shares of beneficial interest issued and outstanding)	$8.42

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Operations

Year Ended July 31, 2024

Net Investment Income (Loss)

Income
Interest income	$3,332,358
Affiliated dividend income	30,894

Total income	3,363,252

Expenses
Management fee	157,633
Professional fees	39,463
Audit fee	34,238
Custodian and accounting fees	34,122
Shareholders’ reports	11,957
Trustees’ fees	10,560
Commitment fees	6,512
Transfer agent’s fees and expenses (including affiliated expense of $530)	640
Registration fees	450
Miscellaneous	11,476

Total expenses	307,051
Less: Fee waiver and/or expense reimbursement	(29,599)

Net expenses	277,452

Net investment income (loss)	3,085,800

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(4,509,691)
Net change in unrealized appreciation (depreciation) on investments	3,922,816

Net gain (loss) on investment transactions	(586,875)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,498,925

See Notes to Financial Statements.

PGIM TIPS Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,085,800	$3,512,998
Net realized gain (loss) on investment transactions	(4,509,691)	(6,682,362)
Net change in unrealized appreciation (depreciation) on investments	3,922,816	(1,652,352)

Net increase (decrease) in net assets resulting from operations	2,498,925	(4,821,716)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(3,328,568)	(4,062,626)

Fund share transactions
Net proceeds from shares sold (1,987,736 and 2,328,137 shares, respectively)	16,605,431	20,157,393
Net asset value of shares issued in reinvestment of dividends and distributions (402,226 and 463,474 shares, respectively)	3,328,568	4,062,626
Cost of shares purchased (4,511,723 and 2,919,634 shares, respectively)	(37,739,126)	(25,476,194)

Net increase (decrease) in net assets from Fund share transactions	(17,805,127)	(1,256,175)

Total increase (decrease)	(18,634,770)	(10,140,517)

Net Assets:
Beginning of year	80,521,562	90,662,079

End of year	$61,886,792	$80,521,562

See Notes to Financial Statements.

PGIM TIPS Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.50	$9.44	$10.83	$10.67	$9.87
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.36	0.68	0.36	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.04)	(0.88)	(1.08)	0.32	0.94
Total from investment operations	0.33	(0.52)	(0.40)	0.68	0.95
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.42)	(0.78)	(0.43)	(0.15)
Distributions from net realized gains	-	-	(0.21)	(0.09)	-
Total dividends and distributions	(0.41)	(0.42)	(0.99)	(0.52)	(0.15)
Net asset value, end of year	$8.42	$8.50	$9.44	$10.83	$10.67
Total Return(b):	4.11%	(5.52)%	(3.91)%	6.49%	9.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$61,887	$80,522	$90,662	$83,793	$48,736
Average net assets (000)	$68,536	$84,102	$83,845	$79,151	$38,800
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.40%	0.40%	0.39%	0.40%	0.40%
Expenses before waivers and/or expense reimbursement	0.44%	0.40%	0.39%	0.41%	0.58%
Net investment income (loss)	4.50%	4.18%	6.66%	3.39%	0.12%
Portfolio turnover rate(d)	66%	68%	73%	72%	102%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2024

Description			Shares	Value

SHORT-TERM INVESTMENTS 99.7%

AFFILIATED MUTUAL FUND 13.8%
PGIM Core Government Money Market Fund (7-day effective yield 5.561%) (cost $6,217,809)(bb)(wb)			6,217,809	$6,217,809

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) 85.9%
U.S. Treasury Bills	5.133%	09/17/24(bb)(k)	4,500	4,469,027
U.S. Treasury Bills	5.281	11/05/24	19,000	18,740,540
U.S. Treasury Bills	5.327	09/17/24	15,750	15,641,594

TOTAL U.S. TREASURY OBLIGATIONS (cost $38,849,542)				38,851,161

TOTAL INVESTMENTS 99.7% (cost $45,067,351)				45,068,970
Other assets in excess of liabilities(z) 0.3%				152,779

NET ASSETS 100.0%				$45,221,749

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Commodity Futures contracts outstanding at July 31, 2024(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
43	Brent Crude	Nov. 2024	$3,449,890	$ (208,759)
13	Coffee ’C’	Sep. 2024	1,117,350	(33,247)
22	Copper	Sep. 2024	2,297,075	(203,953)
100	Corn	Sep. 2024	1,913,750	(305,942)
44	Cotton No. 2	Dec. 2024	1,517,780	(67,652)

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2024

Commodity Futures contracts outstanding at July 31, 2024(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
16	Gasoline RBOB	Sep. 2024	$1,641,360	$75,358
34	Gold 100 OZ	Dec. 2024	8,408,200	281,470
26	Hard Red Winter Wheat	Sep. 2024	713,700	(185,826)
42	Lean Hogs	Oct. 2024	1,275,540	7,791
24	Live Cattle	Oct. 2024	1,792,080	14,681
8	LME Lead	Sep. 2024	414,894	(27,806)
10	LME Nickel	Sep. 2024	988,868	(120,793)
29	LME PRI Aluminum	Sep. 2024	1,638,275	(275,271)
19	LME Zinc	Sep. 2024	1,259,120	(123,977)
16	Low Sulphur Gas Oil	Sep. 2024	1,188,800	33,117
141	Natural Gas	Sep. 2024	2,870,760	(922,604)
8	NY Harbor ULSD	Sep. 2024	819,269	32,712
12	Silver	Sep. 2024	1,736,280	(72,357)
9	Soft Red Winter Wheat	Sep. 2024	237,263	(45,585)
54	Soybean	Nov. 2024	2,760,750	(296,022)
43	Soybean Meal	Dec. 2024	1,357,510	(144,041)
52	Soybean Oil	Dec. 2024	1,320,384	(62,479)
68	Sugar No. 11	Oct. 2024	1,442,470	5,899
56	WTI Crude	Sep. 2024	4,362,960	216,098

				(2,429,188)

Short Positions:
2	LME Nickel	Sep. 2024	197,774	5,326
13	LME PRI Aluminum	Sep. 2024	734,399	79,226
11	LME Zinc	Sep. 2024	728,965	43,332

				127,884

				$(2,301,304)

(1)	Represents positions held in the Cayman Subsidiary.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2024

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
MSC	$—	$3,873,157

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Affiliated Mutual Fund	$6,217,809	$—	$—
U.S. Treasury Obligations	—	38,851,161	—

Total	$6,217,809	$38,851,161	$—

Other Financial Instruments*
Assets
Commodity Futures Contracts	$795,010	$—	$—

Liabilities
Commodity Futures Contracts	$(3,096,314)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Allocation:

The sector allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2024 were as follows:

U.S. Treasury Obligations	85.9%

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2024

Sector Allocation (continued):

Affiliated Mutual Fund	13.8%

99.7
Other assets in excess of liabilities	0.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2024 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$795,010	*	Due from/to broker-variation margin futures	$3,096,314	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended July 31, 2024 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$1,176,203

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2024

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(6,110,170)

For the year ended July 31, 2024, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$56,591,235
Futures Contracts - Short Positions (1)	4,081,488

*	Average volume is based on average quarter end balances for the year ended July 31, 2024.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2024

Assets

Investments at value:
Unaffiliated investments (cost $38,849,542)	$38,851,161
Affiliated investments (cost $6,217,809)	6,217,809
Receivable for Fund shares sold	451,844
Due from broker—variation margin futures	391,399
Prepaid expenses	74

Total Assets	45,912,287

Liabilities

Deposit due to broker for centrally cleared/exchange-traded derivatives	419,961
Payable for Fund shares purchased	206,010
Audit fees payable	28,621
Accrued expenses and other liabilities	22,690
Custodian and accounting fee payable	7,964
Management fee payable	4,109
Trustees’ fees payable	841
Affiliated transfer agent fee payable	342

Total Liabilities	690,538

Net Assets	$45,221,749

Net assets were comprised of:
Paid-in capital	$66,297,255
Total distributable earnings (loss)	(21,075,506)

Net assets, July 31, 2024	$45,221,749

Class Z

Net asset value, offering price and redemption price per share,
($201,845 ÷ 30,337 shares of beneficial interest issued and outstanding)	$6.65

Class R6

Net asset value, offering price and redemption price per share,
($45,019,904 ÷ 6,781,096 shares of beneficial interest issued and outstanding)	$6.64

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Operations

Year Ended July 31, 2024

Net Investment Income (Loss)

Income
Interest income	$2,389,130
Affiliated dividend income	378,553
Unaffiliated dividend income	7,789

Total income	2,775,472

Expenses
Management fee	244,343
Professional fees	59,249
Custodian and accounting fees	34,143
Audit fee	28,617
Registration fees(a)	25,656
Shareholders’ reports	22,770
Fund data services	17,613
Trustees’ fees	10,344
Transfer agent’s fees and expenses (including affiliated expense of $2,105)(a)	2,432
Miscellaneous	6,707

Total expenses	451,874
Less: Fee waiver and/or expense reimbursement(a)	(80,569)

Net expenses	371,305

Net investment income (loss)	2,404,167

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(4,250)
Futures transactions	1,176,203

1,171,953

Net change in unrealized appreciation (depreciation) on:
Investments	55,911
Futures	(6,110,170)

(6,054,259)

Net gain (loss) on investment transactions	(4,882,306)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,478,139)

(a)	Class specific expenses and waivers were as follows:

	Class Z	Class R6
Registration fees	20,806	4,850
Transfer agent’s fees and expenses	1,006	1,426
Fee waiver and/or expense reimbursement	(22,232)	(58,337)

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,404,167	$2,261,563
Net realized gain (loss) on investment transactions	1,171,953	(21,198,720)
Net change in unrealized appreciation (depreciation) on investments	(6,054,259)	9,512,363

Net increase (decrease) in net assets resulting from operations	(2,478,139)	(9,424,794)

Dividends and Distributions
Distributions from distributable earnings
Class Z	(20,248)	(1,647,571)
Class R6	(2,087,320)	(17,608,485)

Total dividends and distributions	(2,107,568)	(19,256,056)

Fund share transactions
Net proceeds from shares sold	15,515,022	29,022,918
Net asset value of shares issued in reinvestment of dividends and distributions	2,107,559	19,256,056
Cost of shares purchased	(29,231,411)	(39,292,909)

Net increase (decrease) in net assets from Fund share transactions	(11,608,830)	8,986,065

Total increase (decrease)	(16,194,537)	(19,694,785)

Net Assets:

Beginning of year	61,416,286	81,111,071

End of year	$45,221,749	$61,416,286

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights

Class Z Shares

	Year Ended July 31,			December 14, 2021(a) through July 31, 2022
	2024		2023

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.22		$10.53	$7.94
Income (loss) from investment operations:
Net investment income (loss)	0.31		0.24	0.01	(c)
Net realized and unrealized gain (loss) on investment transactions	(0.63)		(1.23)	2.58
Total from investment operations	(0.32)		(0.99)	2.59
Less Dividends and Distributions:
Dividends from net investment income	(0.25)		(2.32)	-
Net asset value, end of period	$6.65		$7.22	$10.53
Total Return(d):	(4.37)%		(10.36)%	32.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$202		$738	$532
Average net assets (000)	$491		$5,071	$424
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.71	%(f)	0.70%	0.70	%(g)
Expenses before waivers and/or expense reimbursement	5.24%		1.41%	9.94	%(g)
Net investment income (loss)	4.56%		3.10%	0.08	%(g)
Portfolio turnover rate(h)	0%		0%	0%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2024.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights (continued)

Class R6 Shares

	Year Ended July 31,

	2024		2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.21		$10.53	$12.02	$8.34	$9.44
Income (loss) from investment operations:
Net investment income (loss)	0.32		0.24	(0.02)	(0.05)	0.01
Net realized and unrealized gain (loss) on investment transactions	(0.63)		(1.22)	2.45	3.73	(1.01)
Total from investment operations	(0.31)		(0.98)	2.43	3.68	(1.00)
Less Dividends and Distributions:
Dividends from net investment income	(0.26)		(2.34)	(3.92)	-	(0.10)
Tax return of capital distributions	-		-	-	-	(-	)(b)
Total dividends and distributions	(0.26)		(2.34)	(3.92)	-	(0.10)
Net asset value, end of year	$6.64		$7.21	$10.53	$12.02	$8.34
Total Return(c):	(4.19)%		(10.42)%	30.61%	44.12%	(10.74)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$45,020		$60,679	$80,579	$61,721	$38,553
Average net assets (000)	$51,951		$69,187	$67,445	$53,974	$28,308
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.71	%(e)	0.65%	0.62%	0.64%	0.80%
Expenses before waivers and/or expense reimbursement	0.82%		0.72%	0.68%	0.71%	0.94%
Net investment income (loss)	4.58%		3.04%	(0.18)%	(0.53)%	0.17%
Portfolio turnover rate(f)	0%		0%	0%	0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2024.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments

as of July 31, 2024

Description	Shares	Value

LONG-TERM INVESTMENTS 101.2%

COMMON STOCKS 98.7%

Aerospace & Defense 1.2%

BWX Technologies, Inc.	370	$36,811
Curtiss-Wright Corp.	150	44,205
Hexcel Corp.	340	22,511
Woodward, Inc.	245	38,218

		141,745

Air Freight & Logistics 0.2%

GXO Logistics, Inc.*	485	27,150

Automobile Components 1.0%

Adient PLC*	360	9,274
Autoliv, Inc. (Sweden)	290	29,330
Gentex Corp.	900	27,954
Goodyear Tire & Rubber Co. (The)*	1,155	13,513
Lear Corp.	225	27,459
Visteon Corp.*	105	12,132

		119,662

Automobiles 0.4%

Harley-Davidson, Inc.	495	18,563
Thor Industries, Inc.	210	22,289

		40,852

Banks 5.6%

Associated Banc-Corp.	580	13,328
Bank OZK	420	19,694
Cadence Bank	710	23,338
Columbia Banking System, Inc.	805	21,059
Commerce Bancshares, Inc.	475	30,737
Cullen/Frost Bankers, Inc.	250	29,265
East West Bancorp, Inc.	558	49,043
First Financial Bankshares, Inc.	500	19,230
First Horizon Corp.	2,190	36,639
FNB Corp.	1,441	22,105
Glacier Bancorp, Inc.	450	20,120
Hancock Whitney Corp.	340	18,608
Home BancShares, Inc.	730	20,681
International Bancshares Corp.	210	14,162
New York Community Bancorp, Inc.	1,016	10,688

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Old National Bancorp	1,225	$24,524
Pinnacle Financial Partners, Inc.	310	29,859
Prosperity Bancshares, Inc.	385	27,920
SouthState Corp.	305	30,186
Synovus Financial Corp.	570	26,647
Texas Capital Bancshares, Inc.*	195	12,890
UMB Financial Corp.	180	18,364
United Bankshares, Inc.	550	21,412
Valley National Bancorp	1,730	14,532
Webster Financial Corp.	690	34,238
Wintrust Financial Corp.	251	27,158
Zions Bancorp NA	575	29,710

		646,137

Beverages 0.5%

Boston Beer Co., Inc. (The) (Class A Stock)*	40	11,208
Celsius Holdings, Inc.*	580	27,162
Coca-Cola Consolidated, Inc.	17	19,480

		57,850

Biotechnology 3.0%

Arrowhead Pharmaceuticals, Inc.*	505	14,423
BioMarin Pharmaceutical, Inc.*	760	64,091
Cytokinetics, Inc.*	465	27,440
Exelixis, Inc.*	1,170	27,436
Halozyme Therapeutics, Inc.*	515	28,459
Neurocrine Biosciences, Inc.*	405	57,336
Roivant Sciences Ltd.*	1,300	14,105
Sarepta Therapeutics, Inc.*	380	54,051
United Therapeutics Corp.*	180	56,392

		343,733

Broadline Retail 0.4%

Macy’s, Inc.	1,060	18,317
Nordstrom, Inc.	380	8,675
Ollie’s Bargain Outlet Holdings, Inc.*	235	22,946

		49,938

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products 3.8%

AAON, Inc.	265	$23,460
Advanced Drainage Systems, Inc.	275	48,686
Carlisle Cos., Inc.	190	79,530
Fortune Brands Innovations, Inc.	500	40,405
Lennox International, Inc.	129	75,271
Owens Corning	349	65,047
Simpson Manufacturing Co., Inc.	175	33,616
Trex Co., Inc.*	435	36,379
UFP Industries, Inc.	250	32,983

		435,377

Capital Markets 3.1%
Affiliated Managers Group, Inc.	135	25,059
Carlyle Group, Inc. (The)	865	43,025
Evercore, Inc. (Class A Stock)	140	35,054
Federated Hermes, Inc.	310	10,642
Houlihan Lokey, Inc.	215	32,304
Interactive Brokers Group, Inc. (Class A Stock)	430	51,286
Janus Henderson Group PLC	520	19,360
Jefferies Financial Group, Inc.	676	39,526
Morningstar, Inc.	105	33,353
SEI Investments Co.	405	27,475
Stifel Financial Corp.	413	36,621

		353,705

Chemicals 2.2%
Arcadium Lithium PLC (United Kingdom)*	3,997	12,711
Ashland, Inc.	205	19,813
Avient Corp.	355	16,060
Axalta Coating Systems Ltd.*	880	31,372
Cabot Corp.	225	22,565
Chemours Co. (The)	580	14,019
NewMarket Corp.	28	15,704
Olin Corp.	470	21,437
RPM International, Inc.	515	62,552
Scotts Miracle-Gro Co. (The)	170	13,362
Westlake Corp.	130	19,222

		248,817

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies 1.9%

Brink’s Co. (The)	180	$19,798
Clean Harbors, Inc.*	203	48,462
MSA Safety, Inc.	155	29,241
RB Global, Inc. (Canada)	735	58,528
Stericycle, Inc.*	370	21,664
Tetra Tech, Inc.	205	43,714

		221,407

Communications Equipment 0.4%

Ciena Corp.*	560	29,535
Lumentum Holdings, Inc.*	280	14,498

		44,033

Construction & Engineering 2.4%

AECOM	544	49,292
Comfort Systems USA, Inc.	145	48,201
EMCOR Group, Inc.	188	70,583
Fluor Corp.*	685	32,948
MasTec, Inc.*	245	26,957
MDU Resources Group, Inc.	790	21,283
Valmont Industries, Inc.	85	25,361

		274,625

Construction Materials 0.5%

Eagle Materials, Inc.	137	37,305
Knife River Corp.*	230	18,290

		55,595

Consumer Finance 0.7%

Ally Financial, Inc.	1,095	49,286
FirstCash Holdings, Inc.	150	16,740
SLM Corp.	850	19,286

		85,312

Consumer Staples Distribution & Retail 2.1%

BJ’s Wholesale Club Holdings, Inc.*	535	47,059
Casey’s General Stores, Inc.	150	58,176
Performance Food Group Co.*	625	43,125

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Staples Distribution & Retail (cont’d.)
Sprouts Farmers Market, Inc.*	405	$40,455
US Foods Holding Corp.*	905	49,223

		238,038

Containers & Packaging 1.7%

AptarGroup, Inc.	265	38,950
Berry Global Group, Inc.	465	30,560
Crown Holdings, Inc.	475	42,132
Graphic Packaging Holding Co.	1,220	36,722
Greif, Inc. (Class A Stock)	110	7,335
Silgan Holdings, Inc.	320	16,457
Sonoco Products Co.	390	21,029

		193,185

Diversified Consumer Services 1.2%

Duolingo, Inc.*	150	25,791
Graham Holdings Co. (Class B Stock)	13	10,073
Grand Canyon Education, Inc.*	125	19,494
H&R Block, Inc.	560	32,447
Service Corp. International	585	46,747

		134,552

Diversified REITs 0.4%
WP Carey, Inc.	875	50,584

Diversified Telecommunication Services 0.3%
Frontier Communications Parent, Inc.*	885	25,931
Iridium Communications, Inc.	470	13,489

		39,420

Electric Utilities 0.9%

ALLETE, Inc.	225	14,512
IDACORP, Inc.	200	19,550
OGE Energy Corp.	810	31,404
PNM Resources, Inc.	360	14,969
Portland General Electric Co.	415	19,663

		100,098

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment 1.6%

Acuity Brands, Inc.	119	$29,910
EnerSys	160	17,589
NEXTracker, Inc. (Class A Stock)*	480	23,587
nVent Electric PLC	665	48,299
Regal Rexnord Corp.	260	41,777
Sensata Technologies Holding PLC	590	23,004

		184,166

Electronic Equipment, Instruments & Components 2.4%

Arrow Electronics, Inc.*	210	25,975
Avnet, Inc.	370	19,891
Belden, Inc.	165	15,294
Cognex Corp.	690	34,238
Coherent Corp.*	530	36,930
Crane NXT Co.	190	11,947
IPG Photonics Corp.*	110	8,844
Littelfuse, Inc.	105	28,047
Novanta, Inc.*	150	27,177
TD SYNNEX Corp.	301	35,870
Vishay Intertechnology, Inc.	490	11,912
Vontier Corp.	600	23,538

		279,663

Energy Equipment & Services 1.0%

ChampionX Corp.	770	26,380
NOV, Inc.	1,580	32,896
Valaris Ltd.*	250	19,647
Weatherford International PLC*	295	34,769

		113,692

Entertainment 0.4%

TKO Group Holdings, Inc.	230	25,150
Warner Music Group Corp. (Class A Stock)	550	16,506

		41,656

Financial Services 1.7%

Equitable Holdings, Inc.	1,225	53,422
Essent Group Ltd.	435	27,336
Euronet Worldwide, Inc.*	175	17,848

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Financial Services (cont’d.)

MGIC Investment Corp.	1,050	$26,082
Voya Financial, Inc.	405	29,456
Western Union Co. (The)	1,360	16,170
WEX, Inc.*	160	29,352

		199,666

Food Products 1.1%

Darling Ingredients, Inc.*	620	24,632
Flowers Foods, Inc.	775	17,453
Ingredion, Inc.	267	33,207
Lancaster Colony Corp.	90	17,375
Pilgrim’s Pride Corp.*	160	6,597
Post Holdings, Inc.*	205	22,419

		121,683

Gas Utilities 1.0%

National Fuel Gas Co.	375	21,971
New Jersey Resources Corp.	380	17,765
ONE Gas, Inc.	220	15,319
Southwest Gas Holdings, Inc.	245	18,169
Spire, Inc.	230	15,316
UGI Corp.	837	20,741

		109,281

Ground Transportation 1.7%

Avis Budget Group, Inc.	70	7,071
Knight-Swift Transportation Holdings, Inc.	645	35,107
Landstar System, Inc.	150	28,537
Ryder System, Inc.	180	25,229
Saia, Inc.*	107	44,710
XPO, Inc.*	465	53,424

		194,078

Health Care Equipment & Supplies 1.7%

DENTSPLY SIRONA, Inc.	820	22,255
Enovis Corp.*	195	9,290
Envista Holdings Corp.*	670	11,437
Globus Medical, Inc. (Class A Stock)*	455	32,742
Haemonetics Corp.*	200	18,010

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Lantheus Holdings, Inc.*	280	$29,352
LivaNova PLC*	210	10,374
Masimo Corp.*	180	19,256
Neogen Corp.*	760	12,943
Penumbra, Inc.*	155	25,899

		191,558

Health Care Providers & Services 2.1%

Acadia Healthcare Co., Inc.*	380	24,643
Amedisys, Inc.*	135	13,237
Chemed Corp.	61	34,780
Encompass Health Corp.	405	37,641
HealthEquity, Inc.*	350	27,468
Option Care Health, Inc.*	690	20,486
Progyny, Inc.*	320	9,024
R1 RCM, Inc.*	770	9,917
Tenet Healthcare Corp.*	395	59,131

		236,327

Health Care REITs 0.7%

Healthcare Realty Trust, Inc.	1,470	26,004
Omega Healthcare Investors, Inc.	990	36,036
Sabra Health Care REIT, Inc.	900	14,607

		76,647

Health Care Technology 0.1%

Doximity, Inc. (Class A Stock)*	480	13,440

Hotel & Resort REITs 0.1%

Park Hotels & Resorts, Inc.	810	12,199

Hotels, Restaurants & Leisure 3.3%

Aramark	1,055	36,155
Boyd Gaming Corp.	265	16,131
Choice Hotels International, Inc.	90	11,470
Churchill Downs, Inc.	260	37,326
Hilton Grand Vacations, Inc.*	280	12,099
Hyatt Hotels Corp. (Class A Stock)	175	25,783
Light & Wonder, Inc.*	365	39,128

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)

Marriott Vacations Worldwide Corp.	125	$10,572
Planet Fitness, Inc. (Class A Stock)*	340	25,058
Texas Roadhouse, Inc.	260	45,399
Travel + Leisure Co.	280	12,905
Vail Resorts, Inc.	145	26,391
Wendy’s Co. (The)	650	11,004
Wingstop, Inc.	120	44,866
Wyndham Hotels & Resorts, Inc.	325	24,609

		378,896

Household Durables 2.1%

Helen of Troy Ltd.*	100	5,911
KB Home	290	24,963
Taylor Morrison Home Corp.*	425	28,509
Tempur Sealy International, Inc.	675	35,336
Toll Brothers, Inc.	416	59,367
TopBuild Corp.*	125	59,818
Whirlpool Corp.	210	21,414

		235,318

Independent Power & Renewable Electricity Producers 0.1%

Ormat Technologies, Inc.	210	16,304

Industrial REITs 1.2%

EastGroup Properties, Inc.	195	36,463
First Industrial Realty Trust, Inc.	535	29,275
Rexford Industrial Realty, Inc.	860	43,095
STAG Industrial, Inc.	735	29,995

		138,828

Insurance 4.8%

American Financial Group, Inc.	265	34,704

Brighthouse Financial, Inc.*	250	12,468

CNO Financial Group, Inc.	420	14,641

Erie Indemnity Co. (Class A Stock)	100	44,115

Fidelity National Financial, Inc.	1,040	57,626

First American Financial Corp.	410	24,838

Hanover Insurance Group, Inc. (The)	150	20,624

Kemper Corp.	250	16,015

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

Kinsale Capital Group, Inc.	88	$40,222
Old Republic International Corp.	1,010	34,966
Primerica, Inc.	140	35,248
Reinsurance Group of America, Inc.	253	57,034
RenaissanceRe Holdings Ltd. (Bermuda)	210	48,701
RLI Corp.	165	24,847
Ryan Specialty Holdings, Inc.	410	25,252
Selective Insurance Group, Inc.	240	21,677
Unum Group	715	41,134

		554,112

Interactive Media & Services 0.2%

Ziff Davis, Inc.*	180	8,618
ZoomInfo Technologies, Inc.*	1,160	13,178

		21,796

IT Services 0.4%

ASGN, Inc.*	175	16,567
Kyndryl Holdings, Inc.*	915	24,586

		41,153

Leisure Products 0.7%

Brunswick Corp.	260	21,177
Mattel, Inc.*	1,370	26,427
Polaris, Inc.	210	17,489
YETI Holdings, Inc.*	340	14,059

		79,152

Life Sciences Tools & Services 2.3%

Avantor, Inc.*	2,570	68,747
Azenta, Inc.*	210	13,081
Bruker Corp.	390	26,719
Illumina, Inc.*	640	78,464
Medpace Holdings, Inc.*	95	36,339
Repligen Corp.*	200	33,470
Sotera Health Co.*	440	6,103

		262,923

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery 4.5%

AGCO Corp.	251	$23,699
Chart Industries, Inc.*	160	25,773
Crane Co.	190	30,480
Donaldson Co., Inc.	482	36,063
Esab Corp.	225	22,860
Flowserve Corp.	520	26,286
Graco, Inc.	680	57,834
ITT, Inc.	319	45,126
Lincoln Electric Holdings, Inc.	230	47,244
Middleby Corp. (The)*	220	29,828
Oshkosh Corp.	265	28,792
RBC Bearings, Inc.*	120	34,901
Terex Corp.	260	16,448
Timken Co. (The)	250	21,737
Toro Co. (The)	420	40,207
Watts Water Technologies, Inc. (Class A Stock)	110	22,827

		510,105

Marine Transportation 0.2%

Kirby Corp.*	225	27,648

Media 0.6%

New York Times Co. (The) (Class A Stock)	655	35,101
Nexstar Media Group, Inc.	120	22,175
TEGNA, Inc.	660	10,514

		67,790

Metals & Mining 2.0%

Alcoa Corp.	720	23,789
Cleveland-Cliffs, Inc.*	1,850	28,397
Commercial Metals Co.	470	28,247
MP Materials Corp.*	560	7,571
Reliance, Inc.	234	71,267
Royal Gold, Inc.	265	36,602
United States Steel Corp.	895	36,776

		232,649

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) 0.6%

Annaly Capital Management, Inc.	1,980	$39,422
Starwood Property Trust, Inc.	1,215	24,239

		63,661

Multi-Utilities 0.3%

Black Hills Corp.	280	16,534
Northwestern Energy Group, Inc.	240	12,905

		29,439

Office REITs 0.6%

COPT Defense Properties	440	12,747
Cousins Properties, Inc.	590	16,231
Kilroy Realty Corp.	410	15,158
Vornado Realty Trust	650	19,493

		63,629

Oil, Gas & Consumable Fuels 4.4%

Antero Midstream Corp.	1,325	19,027
Antero Resources Corp.*	1,170	33,953
Chesapeake Energy Corp.	450	34,348
Chord Energy Corp.	245	42,057
Civitas Resources, Inc.	370	25,811
CNX Resources Corp.*	610	16,147
DT Midstream, Inc.	390	29,390
HF Sinclair Corp.	580	29,853
Matador Resources Co.	470	28,896
Murphy Oil Corp.	575	23,794
Ovintiv, Inc.	995	46,208
PBF Energy, Inc. (Class A Stock)	420	17,115
Permian Resources Corp.	2,055	31,524
Range Resources Corp.	945	29,512
Southwestern Energy Co.*	4,390	28,315
Texas Pacific Land Corp.	75	63,367

		499,317

Paper & Forest Products 0.2%

Louisiana-Pacific Corp.	245	24,049

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Personal Care Products 0.7%

BellRing Brands, Inc.*	510	$26,153
Coty, Inc. (Class A Stock)*	1,420	14,129
elf Beauty, Inc.*	220	37,967

		78,249

Pharmaceuticals 0.4%

Jazz Pharmaceuticals PLC*	255	28,114
Perrigo Co. PLC	525	14,842

		42,956

Professional Services 2.6%

CACI International, Inc. (Class A Stock)*	90	41,533
Concentrix Corp.	193	13,606
ExlService Holdings, Inc.*	640	22,566
Exponent, Inc.	200	21,216
FTI Consulting, Inc.*	140	30,516
Genpact Ltd.	670	23,229
Insperity, Inc.	150	15,408
KBR, Inc.	540	35,959
ManpowerGroup, Inc.	195	14,933
Maximus, Inc.	240	22,294
Paylocity Holding Corp.*	170	25,512
Science Applications International Corp.	205	25,502

		292,274

Real Estate Management & Development 0.4%

Jones Lang LaSalle, Inc.*	189	47,420

Residential REITs 1.0%

American Homes 4 Rent (Class A Stock)	1,290	46,556
Equity LifeStyle Properties, Inc.	750	51,510
Independence Realty Trust, Inc.	900	16,785

		114,851

Retail REITs 1.0%

Agree Realty Corp.	410	28,278
Brixmor Property Group, Inc.	1,205	30,691

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Retail REITs (cont’d.)

Kite Realty Group Trust	880	$21,701
NNN REIT, Inc.	735	32,994

		113,664

Semiconductors & Semiconductor Equipment 2.5%

Allegro MicroSystems, Inc. (Japan)*	280	6,731
Amkor Technology, Inc.	400	13,064
Cirrus Logic, Inc.*	210	27,401
Lattice Semiconductor Corp.*	550	29,150
MACOM Technology Solutions Holdings, Inc.*	210	21,193
MKS Instruments, Inc.	255	32,104
Onto Innovation, Inc.*	195	37,303
Power Integrations, Inc.	220	16,069
Rambus, Inc.*	440	22,634
Silicon Laboratories, Inc.*	130	15,617
Synaptics, Inc.*	160	13,971
Universal Display Corp.	180	40,072
Wolfspeed, Inc.*	490	9,237

		284,546

Software 2.4%

Altair Engineering, Inc. (Class A Stock)*	220	19,439
Appfolio, Inc. (Class A Stock)*	90	19,933
Aspen Technology, Inc.*	110	20,674
Blackbaud, Inc.*	155	12,304
CommVault Systems, Inc.*	180	27,513
Dolby Laboratories, Inc. (Class A Stock)	230	18,115
Dropbox, Inc. (Class A Stock)*	945	22,604
Dynatrace, Inc.*	965	42,383
Manhattan Associates, Inc.*	244	62,313
Qualys, Inc.*	155	23,117
Teradata Corp.*	375	12,158

		280,553

Specialized REITs 1.7%

CubeSmart	900	42,822
EPR Properties	295	13,275
Gaming & Leisure Properties, Inc.	1,085	54,467
Lamar Advertising Co. (Class A Stock)	351	42,071

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Specialized REITs (cont’d.)

National Storage Affiliates Trust	270	$11,494
PotlatchDeltic Corp.	310	13,751
Rayonier, Inc.	530	16,075

		193,955

Specialty Retail 4.1%

Abercrombie & Fitch Co. (Class A Stock)*	205	30,233
AutoNation, Inc.*	90	17,165
Burlington Stores, Inc.*	255	66,382
Dick’s Sporting Goods, Inc.	230	49,760
Five Below, Inc.*	225	16,366
Floor & Decor Holdings, Inc. (Class A Stock)*	430	42,140
GameStop Corp. (Class A Stock)*	1,060	24,030
Gap, Inc. (The)	860	20,193
Lithia Motors, Inc.	115	31,778
Murphy USA, Inc.	75	37,869
Penske Automotive Group, Inc.	70	12,188
RH*	65	18,855
Valvoline, Inc.*	500	23,250
Williams-Sonoma, Inc.	510	78,887

		469,096

Technology Hardware, Storage & Peripherals 0.6%

Pure Storage, Inc. (Class A Stock)*	1,225	73,414

Textiles, Apparel & Luxury Goods 1.2%

Capri Holdings Ltd.*	470	15,764
Carter’s, Inc.	150	9,082
Columbia Sportswear Co.	125	10,212
Crocs, Inc.*	240	32,249
PVH Corp.	220	22,438
Skechers USA, Inc. (Class A Stock)*	530	34,519
Under Armour, Inc. (Class A Stock)*	670	4,670
Under Armour, Inc. (Class C Stock)*	690	4,685

		133,619

Trading Companies & Distributors 1.7%

Applied Industrial Technologies, Inc.	150	32,728
Core & Main, Inc. (Class A Stock)*	680	36,360

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)

GATX Corp.	135	$18,833
MSC Industrial Direct Co., Inc. (Class A Stock)	180	16,011
Watsco, Inc.	124	60,697
WESCO International, Inc.	175	30,616

		195,245

Water Utilities 0.4%

Essential Utilities, Inc.	1,010	41,057

TOTAL COMMON STOCKS
(cost $9,263,845)		11,283,539

UNAFFILIATED EXCHANGE-TRADED FUND 2.5%
iShares Core S&P Mid-Cap ETF
(cost $222,670)	4,510	279,484

TOTAL INVESTMENTS 101.2%
(cost $9,486,515)		11,563,023
Liabilities in excess of other assets (1.2)%		(132,040)

NET ASSETS 100.0%		$11,430,983

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

The following is a summary of the inputs used as of July 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$141,745	$—	$—
Air Freight & Logistics	27,150	—	—
Automobile Components	119,662	—	—
Automobiles	40,852	—	—
Banks	646,137	—	—
Beverages	57,850	—	—
Biotechnology	343,733	—	—
Broadline Retail	49,938	—	—
Building Products	435,377	—	—
Capital Markets	353,705	—	—
Chemicals	248,817	—	—
Commercial Services & Supplies	221,407	—	—
Communications Equipment	44,033	—	—
Construction & Engineering	274,625	—	—
Construction Materials	55,595	—	—
Consumer Finance	85,312	—	—
Consumer Staples Distribution & Retail	238,038	—	—
Containers & Packaging	193,185	—	—
Diversified Consumer Services	134,552	—	—
Diversified REITs	50,584	—	—
Diversified Telecommunication Services	39,420	—	—
Electric Utilities	100,098	—	—
Electrical Equipment	184,166	—	—
Electronic Equipment, Instruments & Components	279,663	—	—
Energy Equipment & Services	113,692	—	—
Entertainment	41,656	—	—
Financial Services	199,666	—	—
Food Products	121,683	—	—
Gas Utilities	109,281	—	—
Ground Transportation	194,078	—	—
Health Care Equipment & Supplies	191,558	—	—
Health Care Providers & Services	236,327	—	—
Health Care REITs	76,647	—	—
Health Care Technology	13,440	—	—
Hotel & Resort REITs	12,199	—	—
Hotels, Restaurants & Leisure	378,896	—	—
Household Durables	235,318	—	—
Independent Power & Renewable Electricity Producers	16,304	—	—
Industrial REITs	138,828	—	—
Insurance	554,112	—	—
Interactive Media & Services	21,796	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
IT Services	$41,153	$—	$—
Leisure Products	79,152	—	—
Life Sciences Tools & Services	262,923	—	—
Machinery	510,105	—	—
Marine Transportation	27,648	—	—
Media	67,790	—	—
Metals & Mining	232,649	—	—
Mortgage Real Estate Investment Trusts (REITs)	63,661	—	—
Multi-Utilities	29,439	—	—
Office REITs	63,629	—	—
Oil, Gas & Consumable Fuels	499,317	—	—
Paper & Forest Products	24,049	—	—
Personal Care Products	78,249	—	—
Pharmaceuticals	42,956	—	—
Professional Services	292,274	—	—
Real Estate Management & Development	47,420	—	—
Residential REITs	114,851	—	—
Retail REITs	113,664	—	—
Semiconductors & Semiconductor Equipment	284,546	—	—
Software	280,553	—	—
Specialized REITs	193,955	—	—
Specialty Retail	469,096	—	—
Technology Hardware, Storage & Peripherals	73,414	—	—
Textiles, Apparel & Luxury Goods	133,619	—	—
Trading Companies & Distributors	195,245	—	—
Water Utilities	41,057	—	—
Unaffiliated Exchange-Traded Fund	279,484	—	—

Total	$11,563,023	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2024 were as follows:

Banks	5.6%
Insurance	4.8
Machinery	4.5
Oil, Gas & Consumable Fuels	4.4
Specialty Retail	4.1
Building Products	3.8
Hotels, Restaurants & Leisure	3.3

Capital Markets	3.1%
Biotechnology	3.0
Professional Services	2.6
Semiconductors & Semiconductor Equipment	2.5
Unaffiliated Exchange-Traded Fund	2.5
Software	2.4
Electronic Equipment, Instruments & Components	2.4

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2024

Industry Classification (continued):

Construction & Engineering	2.4%
Life Sciences Tools & Services	2.3
Chemicals	2.2
Consumer Staples Distribution & Retail	2.1
Health Care Providers & Services	2.1
Household Durables	2.1
Metals & Mining	2.0
Commercial Services & Supplies	1.9
Financial Services	1.7
Trading Companies & Distributors	1.7
Ground Transportation	1.7
Specialized REITs	1.7
Containers & Packaging	1.7
Health Care Equipment & Supplies	1.7
Electrical Equipment	1.6
Aerospace & Defense	1.2
Industrial REITs	1.2
Diversified Consumer Services	1.2
Textiles, Apparel & Luxury Goods	1.2
Food Products	1.1
Automobile Components	1.0
Residential REITs	1.0
Energy Equipment & Services	1.0
Retail REITs	1.0
Gas Utilities	1.0
Electric Utilities	0.9
Consumer Finance	0.7
Leisure Products	0.7
Personal Care Products	0.7
Health Care REITs	0.7

Technology Hardware, Storage & Peripherals	0.6%
Media	0.6
Mortgage Real Estate Investment Trusts (REITs)	0.6
Office REITs	0.6
Beverages	0.5
Construction Materials	0.5
Diversified REITs	0.4
Broadline Retail	0.4
Real Estate Management & Development	0.4
Communications Equipment	0.4
Pharmaceuticals	0.4
Entertainment	0.4
IT Services	0.4
Water Utilities	0.4
Automobiles	0.4
Diversified Telecommunication Services	0.3
Multi-Utilities	0.3
Marine Transportation	0.2
Air Freight & Logistics	0.2
Paper & Forest Products	0.2
Interactive Media & Services	0.2
Independent Power & Renewable Electricity Producers	0.1
Health Care Technology	0.1
Hotel & Resort REITs	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statement of Assets & Liabilities

as of July 31, 2024

Assets

Unaffiliated investments (cost $9,486,515)	$11,563,023

Due from Manager	20,497

Receivable for Fund shares sold	16,857

Receivable for investments sold	12,388

Dividends receivable	2,929

Prepaid expenses	80

Total Assets	11,615,774

Liabilities

Payable for Fund shares purchased	131,961

Audit fee payable	25,440

Custodian and accounting fees payable	11,087

Accrued expenses and other liabilities	7,539

Professional fees payable	6,036

Payable for investments purchased	1,082

Trustees’ fees payable	800

Payable to custodian	762

Affiliated transfer agent fee payable	84

Total Liabilities	184,791

Net Assets	$11,430,983

Net assets were comprised of:
Paid-in capital	$7,760,016
Total distributable earnings (loss)	3,670,967

Net assets, July 31, 2024	$11,430,983

Class R6

Net asset value, offering price and redemption price per share, ($11,430,983 ÷ 1,023,436 shares of beneficial interest issued and outstanding)	$11.17

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statement of Operations

Year Ended July 31, 2024

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $21 foreign withholding tax)	$176,874
Affiliated dividend income	2,048

Total income	178,922

Expenses
Management fee	40,163
Professional fees	57,161
Custodian and accounting fees	44,885
Audit fee	25,440
Shareholders’ reports	12,092
Fund data services	10,913
Trustees’ fees	9,687
Commitment fees	6,627
Transfer agent’s fees and expenses (including affiliated expense of $512)	646
Registration fees	498
Miscellaneous	5,542

Total expenses	213,654
Less: Fee waiver and/or expense reimbursement	(159,070)

Net expenses	54,584

Net investment income (loss)	124,338

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	1,781,486
Net change in unrealized appreciation (depreciation) on investments	(28,662)

Net gain (loss) on investment transactions	1,752,824

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,877,162

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2024	2023
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$124,338	$104,397
Net realized gain (loss) on investment transactions	1,781,486	953,858
Net change in unrealized appreciation (depreciation) on investments	(28,662)	360,281

Net increase (decrease) in net assets resulting from operations	1,877,162	1,418,536

Dividends and Distributions
Distributions from distributable earnings
Class R6	(900,450)	(2,029,621)

Fund share transactions
Net proceeds from shares sold (641,938 and 332,362 shares, respectively)	6,336,354	3,200,816
Net asset value of shares issued in reinvestment of dividends and distributions (95,387 and 217,537 shares, respectively)	900,450	2,029,621
Cost of shares purchased (990,057 and 645,044 shares, respectively)	(9,920,904)	(6,222,068)

Net increase (decrease) in net assets from Fund share transactions	(2,684,100)	(991,631)

Total increase (decrease)	(1,707,388)	(1,602,716)

Net Assets:

Beginning of year	13,138,371	14,741,087

End of year	$11,430,983	$13,138,371

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2024		2023		2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.30		$10.75		$14.27	$9.72	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.11		0.08		0.10	0.09	0.10
Net realized and unrealized gain (loss) on investment transactions	1.47		1.02		(0.47)	4.54	(1.10)
Total from investment operations	1.58		1.10		(0.37)	4.63	(1.00)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)		-		(0.13)	(0.08)	(0.12)
Distributions from net realized gains	(0.59)		(1.55)		(3.02)	-	-
Total dividends and distributions	(0.71)		(1.55)		(3.15)	(0.08)	(0.12)
Net asset value, end of year	$11.17		$10.30		$10.75	$14.27	$9.72
Total Return(b):	16.66%		11.78%		(3.86)%	47.88%	(9.42)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,431		$13,138		$14,741	$23,675	$20,814
Average net assets (000)	$11,590		$13,192		$18,954	$27,862	$16,827
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.47	%(d)	0.82	%(d)	0.81%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	1.84%		1.55%		1.21%	0.97%	1.32%
Net investment income (loss)	1.07%		0.79%		0.80%	0.73%	1.02%
Portfolio turnover rate(e)	169%		124%		123%	135%	140%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.05% and 0.02% which are being excluded from the Fund’s contractual waiver for the years ended July 31, 2024 and 2023, respectively.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements/Consolidated

Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements (consolidated financial statements for Commodity Strategies Fund) relate only to the following series of the RIC: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Mid-Cap Index Fund (formerly known as PGIM Quant Solutions Mid-Cap Core Fund) and PGIM Quant Solutions Commodity Strategies Fund (the “Commodity Strategies Fund”), each of which are diversified funds for the purposes of the 1940 Act (each, a “Fund” and collectively, the “Funds”).

The Commodity Strategies Fund wholly owns and controls the PGIM QMA Commodity Strategies Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Commodity Strategies Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Cayman Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Commodity Strategies Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (CFTC) rules.

As of July 31, 2024, the Cayman Subsidiary had net assets of $6,398,129, representing 14.15% of the Commodity Strategies Fund’s net assets.

Notes to Financial Statements/Consolidated

Financial Statements

The Funds have the following investment objectives:

Fund	Investment Objective(s)

PGIM Jennison Small-Cap Core Equity Fund	Outperform the Russell 2000 Index.

PGIM Core Conservative Bond Fund	Outperform the Bloomberg U.S. Aggregate Bond Index over full market cycles.

PGIM TIPS Fund	Seek to outperform the Bloomberg U.S. Treasury Inflation-Protected Index.*

PGIM Quant Solutions Commodity Strategies Fund	Seek to generate returns over time in excess of the Bloomberg Commodity Index.

PGIM Quant Solutions Mid-Cap Index Fund	Seek to provide investment results that approximate the performance of the S&P MidCap 400 Index.

*

Effective October 27, 2024, the Fund’s investment objective will be changed to “Seek to provide inflation protection and income by investing primarily in inflation protected debt securities” to more closely align with the Fund’s current investment strategy.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement (Consolidated Schedule of Investments for Commodity Strategies).

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Funds are valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Notes to Financial Statements/Consolidated

Financial Statements

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Cayman Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the

Notes to Financial Statements/Consolidated

Financial Statements

instability of supplies of other materials. These additional variables may create additional risks which subject the Commodity Strategies Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) as net realized gain (loss) on futures transactions.

The Funds invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Commodity Strategies Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Funds, are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Funds. A master netting arrangement between the Funds and the counterparty permits the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Funds forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the

Notes to Financial Statements/Consolidated

Financial Statements

loan, the borrower will return to the Funds securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities in the open market using the collateral.

The Funds recognize income, net of any rebate and securities lending agent fees, for lending their securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Funds also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Funds entered into mortgage dollar rolls in which the Funds sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Funds maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Funds are subject to the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively “REITs”): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Each Fund other than PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies Fund) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of each Fund, has management agreements with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

Fund	Subadviser(s)

PGIM Jennison Small-Cap Core Equity Fund	Jennison Associates, LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.)

Notes to Financial Statements/Consolidated

Financial Statements

Fund	Subadviser(s)

PGIM Core Conservative Bond Fund	PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.); PGIM Fixed Income (a business unit of PGIM, Inc.)

PGIM TIPS Fund	PGIM Fixed Income

PGIM Quant Solutions Commodity Strategies Fund	PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”)(a wholly-owned subsidiary of PGIM, Inc.)

PGIM Quant Solutions Mid-Cap Index Fund	PGIM Quantitative Solutions

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2024, the contractual and effective management fee rates were as follows:

Fund	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

PGIM Jennison Small-Cap Core Equity Fund	0.75% of average daily net assets	0.75%	—#%

PGIM Core Conservative Bond Fund	0.19% of average daily net assets*	0.26	0.07

PGIM TIPS Fund	0.23% of average daily net assets	0.23	0.19

PGIM Quant Solutions Commodity Strategies Fund	0.40% of average daily net assets	0.47**	0.40

PGIM Quant Solutions Mid-Cap Index Fund	0.25% of average daily net assets***	0.35	—#

#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described below.
*	Effective July 1, 2024. Prior to July 1, 2024, the management fee was 0.27% of the Fund’s average daily net assets.
**

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the annual rate of 0.40% of the Cayman Subsidiary’s average daily net assets. The consolidated management fee rate includes the Cayman Subsidiary. The Manager has contractually agreed to waive any management fees it receives for the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

***	Effective December 11, 2023. Prior to December 11, 2023, the management fee was 0.50% of the Fund’s average daily net assets.

The Manager has contractually agreed, through November 30, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. The expense limitations attributable to each fund are as follows:

Fund	Fee Waivers and/or Expense Limitations

PGIM Jennison Small-Cap Core Equity Fund	contractually limit expenses to 0.95%

PGIM Core Conservative Bond Fund	contractually limit expenses to 0.19%*

PGIM TIPS Fund	contractually limit expenses to 0.40%****

PGIM Quant Solutions Commodity Strategies Fund	contractually limit expenses to 0.70%**

PGIM Quant Solutions Mid-Cap Index Fund	contractually limit expenses to 0.19%***

*	Effective July 1, 2024. Prior to July 1, 2024, the expense limitation was 0.50% of average daily net assets for class R6 shares.
**

The Manager has contractually agreed, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares.

***

Effective December 11, 2023. This waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of the Fund’s Board of Trustees. Prior to December 11, 2023, the expense limitation was 0.80% of average daily net assets for class R6 shares.

****	Effective September 27, 2024, the Fund’s contractual expense limitation will be lowered from 0.40% to 0.30% of average daily net assets for Class R6 shares.

The RIC, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class Z and Class R6 shares of the Funds. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Funds.

PGIM Investments, PIMS, PGIM, Inc., PGIM Limited, Jennison and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Notes to Financial Statements/Consolidated Financial Statements

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2024, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2024, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

PGIM Jennison Small-Cap Core Equity Fund	$7,818,339	$9,176,601

PGIM Core Conservative Bond Fund	11,071,210	15,184,509

PGIM TIPS Fund	—	—

PGIM Quant Solutions Commodity Strategies Fund	—	—

PGIM Quant Solutions Mid-Cap Index Fund	19,446,266	22,779,750

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended July 31, 2024, is presented as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 5.561%)(1)(wb)
$353,977	$6,022,286	$6,006,249	$—	$—	$370,014	370,014	$15,397

PGIM Institutional Money Market Fund (7-day effective yield 5.606%)(1)(b)(wb)
—	96,583	96,587	—	4	—	—	634	(2)
$353,977	$6,118,869	$6,102,836	$—	$4	$370,014		$16,031

PGIM Core Conservative Bond Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.561%)(1)(wb)
$726,361	$22,833,731	$22,891,666	$—	$—	$668,426	668,426	$21,589

PGIM TIPS Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.561%)(1)(wb)
$3,433,071	$26,491,915	$29,385,546	$—	$—	$539,440	539,440	$30,894

PGIM Quant Solutions Commodity Strategies Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.561%)(1)(bb)(wb)
$—	$71,556,692	$65,338,883	$—	$—	$6,217,809	6,217,809	$378,553

Notes to Financial Statements/Consolidated Financial Statements

PGIM Quant Solutions Mid-Cap Index Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.561%)(1)(wb)
$42,196	$3,390,573	$3,432,769	$—	$—	$—	—	$2,048

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

For the year ended July 31, 2024, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
PGIM Jennison Small-Cap Core Equity Fund	$—	$—
PGIM Core Conservative Bond Fund (a)	20	(20)
PGIM TIPS Fund	—	—
PGIM Quant Solutions Commodity Strategies Fund	—	—
PGIM Quant Solutions Mid-Cap Index Fund	—	—

(a)	Distribution in excess of income.

For the year ended July 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$26,142	$66,843	$—	$92,985

PGIM Core Conservative Bond Fund	1,682,128	—	—	1,682,128

PGIM TIPS Fund	3,328,568	—	—	3,328,568

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Quant Solutions Commodity Strategies Fund	$2,107,568	$—	$—	$2,107,568

PGIM Quant Solutions Mid-Cap Index Fund	154,173	746,277	—	900,450

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$107,054	$—	$37,626	$144,680

PGIM Core Conservative Bond Fund	1,499,460	—	480	1,499,940

PGIM TIPS Fund	4,062,626	—	—	4,062,626

PGIM Quant Solutions Commodity Strategies Fund	19,256,057	—	—	19,256,057

PGIM Quant Solutions Mid-Cap Index Fund	—	2,029,621	—	2,029,621

For the year ended July 31, 2024, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Jennison Small-Cap Core Equity Fund	$—	$550,448
PGIM Core Conservative Bond Fund	—	—
PGIM TIPS Fund	439	—
PGIM Quant Solutions Commodity Strategies Fund	1,082,715	—
PGIM Quant Solutions Mid-Cap Index Fund	964,281	758,551

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2024 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PGIM Jennison Small-Cap Core Equity Fund	$7,316,833	$2,836,173	$(427,057)	$2,409,116

PGIM Core Conservative Bond Fund	45,524,047	287,415	(3,375,359)	(3,087,944)

PGIM TIPS Fund	68,230,325	181,223	(5,887,067)	(5,705,844)

PGIM Quant Solutions Commodity Strategies Fund	62,616,755	9,433,954	(29,283,043)	(19,849,089)

PGIM Quant Solutions Mid-Cap Index Fund	9,614,888	2,316,192	(368,057)	1,948,135

Notes to Financial Statements/Consolidated Financial Statements

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, amortization of premiums, tax treatment of the investment in the Subsidiary and other GAAP to tax differences.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2024 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
PGIM Jennison Small-Cap Core Equity Fund	$—	$568,000
PGIM Core Conservative Bond Fund	5,244,000	—
PGIM TIPS Fund	10,760,000	—
PGIM Quant Solutions Commodity Strategies Fund	471,000	6,000
PGIM Quant Solutions Mid-Cap Index Fund	—	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for Commodity Strategies Fund) for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2024 are subject to such review.

7.	Capital and Ownership

The Funds offer Class R6 shares and the Commodity Strategies Fund also offers Class Z shares. Class Z shares and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of July 31, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund–Class R6	650,640	99.9%
PGIM Core Conservative Bond Fund–Class R6	4,794,633	99.9
PGIM TIPS Fund–Class R6	7,345,460	99.9
PGIM Quant Solutions Commodity Strategies Fund–Class Z	1,710	5.6
PGIM Quant Solutions Commodity Strategies Fund–Class R6	6,059,602	89.4

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Quant Solutions Mid-Cap Index Fund–Class R6	1,023,436	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM Jennison Small-Cap Core Equity Fund	9	93.4%
PGIM Core Conservative Bond Fund	6	82.2
PGIM TIPS Fund	7	91.1
PGIM Quant Solutions Commodity Strategies Fund	5	64.2
PGIM Quant Solutions Mid-Cap Index Fund	8	88.2
Unaffiliated:
PGIM Jennison Small-Cap Core Equity Fund	—	—
PGIM Core Conservative Bond Fund	—	—
PGIM TIPS Fund	—	—
PGIM Quant Solutions Commodity Strategies Fund	1	7.7
PGIM Quant Solutions Mid-Cap Index Fund	—	—

Transactions in shares of beneficial interest were as follows:

PGIM Quant Solutions Commodity Strategies Fund:

Share Class	Shares	Amount

Class Z

Year ended July 31, 2024:

Shares sold	14,214	$98,917

Shares issued in reinvestment of dividends and distributions	3,174	20,248

Shares purchased	(89,140)	(613,732)

Net increase (decrease) in shares outstanding	(71,752)	$(494,567)

Year ended July 31, 2023:

Shares sold	1,174,476	$10,481,499

Shares issued in reinvestment of dividends and distributions	217,071	1,647,571

Shares purchased	(1,339,998)	(9,467,101)

Net increase (decrease) in shares outstanding	51,549	$2,661,969

Class R6

Year ended July 31, 2024:

Shares sold	2,244,116	$15,416,105

Shares issued in reinvestment of dividends and distributions	327,678	2,087,311

Shares purchased	(4,204,409)	(28,617,679)

Net increase (decrease) in shares outstanding	(1,632,615)	$(11,114,263)

Notes to Financial Statements/Consolidated Financial Statements

PGIM Quant Solutions Commodity Strategies Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2023:

Shares sold	2,292,053	$18,541,419

Shares issued in reinvestment of dividends and distributions	2,323,019	17,608,485

Shares purchased	(3,854,937)	(29,825,808)

Net increase (decrease) in shares outstanding	760,135	$6,324,096

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds utilized the SCA during the year ended July 31, 2024. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2024
PGIM TIPS Fund	$526,300	6.41%	10	$2,307,000	$—
PGIM Quant Solutions Mid-Cap Index Fund	319,273	6.43	22	2,652,000	—

9.	Risks of Investing in the Funds

Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Index Fund

Active Trading	—	X	—	—	—

Adjustable and Floating Rate Securities	—	—	X	—	—

Blend Style	X	—	—	—	—

Cayman Subsidiary	—	—	—	X	—

Commodity	—	—	—	X	—

Commodity-Linked Notes	—	—	—	X	—

Commodity Pooled Investment Vehicles	—	—	—	X	—

Commodity Regulatory	—	—	—	X	—

Concentration	—	—	—	X	—

Consumer Discretionary	—	—	—	—	X

Credit /Counterparty	—	X	X	X	—

Debt Obligations	—	X	X	X	—

Deflation	—	—	—	X	—

Derivatives	—	X	—	X	—

Economic and Market Events	X	X	X	X	X

Equity and Equity-Related Securities	X	—	—	—	X

Exchange-Traded Funds	—	—	—	—	X

Financial Sector	X	—	—	—	X

Foreign Securities	—	X	X	—	—

Fund of Funds	X	X	X	X	X

Futures and Forward Contracts	—	—	—	X	—

Hedging	—	—	—	X	—

Increase in Expenses	X	X	X	X	X

Index Investment Approach	—	—	—	—	X

Industrials Sector	X	—	—	—	X

Information Technology Sector	X	—	—	—	—

Initial Public Offerings	X	—	—	—	—

Interest Rate	—	X	X	X	—

Large Shareholder and Large Scale Redemption	X	X	X	X	X

Notes to Financial Statements/Consolidated Financial Statements

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Index Fund

Liquidity	—	—	—	X	—

Management	X	—	—	X	—

Market Disruption and Geopolitical	X	X	X	X	X

Market	X	X	X	X	X

Medium Capitalization (Mid-Cap) Company	—	—	—	—	X

Mortgage-Backed and Asset-Backed Securities	—	X	X	—	—

Small Company	X	—	—	—	—

Tax	—	—	—	X	—

TIPS	—	—	X	—	—

Tracking Error	—	—	—	—	X

Trading on Foreign Exchanges	—	—	—	X	—

U.S. Government and Agency Securities	—	X	X	X	—

U.S. Treasury Strips	—	—	X	X	—

Zero Coupon Bond	—	X	—	—	—

U.S. Treasury Strips	—	—	X	X	—

Zero Coupon Bond	—	X	—	—	—

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund; which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy.

Commodity Risk: The values of commodities are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities.

Commodity-Linked Notes Risk: The Fund may invest in leveraged or unleveraged commodity-linked notes (“CLNs”) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Commodity Pooled Investment Vehicles Risk: The Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the 1940 Act, and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies. ETFs that

Notes to Financial Statements/Consolidated Financial Statements

invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

Commodity Regulatory Risk: The Fund and the Cayman Subsidiary is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund and the Cayman Subsidiary under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the SEC) and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Concentration Risk: The Fund will be exposed to the performance of commodities in the Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, the Fund may be subject to greater volatility than if the Index were more broadly diversified among commodity sectors.

Consumer Discretionary Sector Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, supply chains, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security.

Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Deflation Risk: Since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or

Notes to Financial Statements/Consolidated Financial Statements

stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (“ETFs”) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which they invest, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons.

Financials Sector Risk: Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the corresponding underlying commodities; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of commodities prices, interest rates, currency exchange rates, supply and demand relationships, weather, agricultural, trade, fiscal, monetary and exchange control programs, political events, and other economic factors; and (e) the possibility that the clearing broker for the futures or forward contract will default in the performance of its obligations.

Hedging Risk: The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the portfolio of the Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund might be better off had it not used a hedging instrument. There can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

Notes to Financial Statements/Consolidated Financial Statements

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Industrials Sector Risk: Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors.

Information Technology Sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadvisers’ judgements about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund by the subadviser may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and

Notes to Financial Statements/Consolidated Financial Statements

cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Tax Risk: To receive pass-through tax treatment as a Registered Investment Company under the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated under the Code as “qualifying income.” Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund anticipates treating the income generated from investments in the Cayman Subsidiary as “qualifying income.” However, the tax treatment of income from commodity-related investments and the Fund’s income from the Cayman Subsidiary may be adversely affected by future legislation, U.S. Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/or amount of the Fund’s taxable income or capital gains and distributions it makes.

TIPS Risk: Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. Real interest rates represent the nominal (stated) interest rates reduced by the expected impact of inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code (the Code). Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

The Fund’s income may decline due to a decline in inflation, also known as deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. The principal value can decrease, but not below 100. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences,

Notes to Financial Statements/Consolidated Financial Statements

transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Trading on Foreign Exchanges Risk: The Fund is expected to trade in commodity forward contracts listed on UK futures exchanges and may, but is not expected to, trade in instruments listed on other exchanges located outside the United States. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading on U.S. futures exchanges is subject to regulation by the SEC and the CFTC and oversight, as applicable, including, for example, minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and recordkeeping requirements. Trading on foreign exchanges is not regulated by the SEC, CFTC or any other U.S. governmental agency or instrumentality and may be subject to regulations that are different from those to which U.S. exchange trading is subject, provide less protection to investors than trading on U.S. exchanges, and such regulations may be less vigorously enforced than regulations in the U.S. positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

U.S. Treasury Strips Risk: Stripped securities do not make periodic interest payments. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds with similar maturity and credit quality. U.S. Treasury strips generally lose value when interest rates rise.

Zero Coupon Bond Risk: Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund and PGIM Quant Solutions Mid-Cap Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Prudential Investment Portfolios 2, hereafter collectively referred to as the “Funds”) as of July 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2024, the results of each of their operations and changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements
PGIM Core Conservative Bond Fund, PGIM Jennison Small-Cap Core Equity Fund, PGIM Quant Solutions Mid-Cap Index Fund, PGIM TIPS Fund	Statement of assets and liabilities, including the schedule of investments as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statements of changes in net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the four years in the period ended July 31, 2024
PGIM Quant Solutions Commodity Strategies Fund	Consolidated statement of assets and liabilities, including the consolidated schedule of investments as of July 31, 2024, the related consolidated statement of operations for the year ended July 31, 2024, the consolidated statements of changes in net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the periods indicated therein

The financial statements of the Funds as of and for the year ended July 31, 2020 and the financial highlights for the year ended July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 20, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies- None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Included as part of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Index Fund

(formerly, PGIM Quant Solutions Mid-Cap Core Fund)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, and PGIM Quant Solutions Mid-Cap Index Fund (formerly, PGIM Quant Solutions Mid-Cap Core Fund) (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”), Jennison Associates LLC (“Jennison”) and PGIM, Inc., (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (collectively “PGIM Fixed Income”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 28 and June 4-6 , 2024 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2025, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in

1	Each of the Funds is a series of Prudential Investment Portfolios 2.

Approval of Advisory Agreements (continued)

connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions, Jennison and PGIM Fixed Income as applicable, each of which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income. The Board noted that PGIM Quantitative Solutions, Jennison and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to each Fund, such as PGIM

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Investments’ role as administrator of the Funds’ liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions, Jennison and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Quantitative Solutions’, Jennison’s and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, Jennison, PGIM Quantitative Solutions and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors,

Approval of Advisory Agreements (continued)

including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, Jennison, PGIM Fixed Income and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2023.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2023. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

PGIM Quant Solutions Mid-Cap Index Fund (formerly, PGIM Quant Solutions Mid-Cap Core Fund)

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and three- year periods, and underperformed its benchmark index over the five-year period.

Approval of Advisory Agreements (continued)

•	The Board and PGIM Investments agreed to a contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.19% for Class R6 shares.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Small-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods and underperformed the benchmark index over the one-year period.
•

The Board noted that the Fund’s one year performance began to turn, with the Fund outperforming its benchmark index over the last quarter of 2023 and ranking in the first quartile of peers in the first quarter of 2024.

•

The Board considered that PGIM Investments is encouraged by the Fund’s strong returns over the long term as demonstrated by its three- and five-year performance that exceeded the benchmark index, and the Fund’s five-year peer ranking in the first quartile.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class R6 shares through November 30, 2024.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Core Conservative Bond Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•

The Board noted that the Fund underperformed its benchmark index (on a net basis) over all periods the Fund has performed above or within one basis point (gross of fees), over the one-, three- and five-year periods.

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•

The Board considered PGIM Investments’ assertions that, relative to its peer universe, which has the flexibility to invest in emerging markets and below investment grade debt, the Fund’s more conservative investment approach limits exposure to these sectors, which can limit peer relative results.

•	The Board considered PGIM Investments’ assertions that, therefore, the Fund’s benchmark index was a better measure for evaluating Fund performance.
•	The Board also noted that a new portfolio manager was added to the Fund’s investment team in 2021 and another portfolio manager was added in 2023.
•

The Board and PGIM Investments agreed to a contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.19% for Class R6 shares through November 30, 2025.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM TIPS Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•

The Board noted that the Fund underperformed its benchmark index (on a net basis) over all periods, but that gross of fees, the Fund outperformed its benchmark (on a gross basis) in five of the last seven calendar years (since the Fund’s inception) and has outperformed (on a gross basis) over the one-, three- and five-year trailing periods.

•	The Board noted that the Fund underperformed its benchmark index (on a net basis) during all periods, but that gross of fees, the Fund beat its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertions that the Fund’s benchmark index was a better measure for evaluating Fund performance in light of the Fund primarily serving as an underlying Fund for certain affiliated funds and to solely provide treasury inflation protection securities exposure through an enhanced index approach. In this regard, the Board noted that the Fund outperformed its benchmark (on a gross basis) in five of the last seven calendar years (since the Fund’s inception) and has outperformed (on a gross basis) over the one-, three- and five-year trailing periods.

•	The Board also noted that three new portfolio managers were added to the Fund’s investment team in 2021.

Approval of Advisory Agreements (continued)

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2024.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Commodity Strategies Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one- and three-year periods and outperformed over the five-year period.
•

The Board considered PGIM Investments’ assertions that the Fund’s underperformance relative to the benchmark was primarily due to the interest received on cash collateral, which was lower than the 13-week Treasury Bill rate assumed by the benchmark, and that PGIM Investments is encouraged by the Fund’s strong returns over the long term as demonstrated by its five-year performance versus its benchmark and peers.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares and 0.70% for Class Z shares through November 30, 2024. In addition, PGIM Investments has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.

(a)(3)(1) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(3)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 20, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 20, 2024